UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

811-22229
Investment Company Act file number

PNMAC Mortgage Opportunity Fund, LLC
(Exact name of registrant as specified in charter)

6101 Condor Drive Moorpark , California 93021
 (Address of principal executive offices) (Zip code)

Derek W. Stark, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LLC
6101 Condor Drive
 Moorpark, California 93021
 (Name and address of agent for service)

Copies to:
Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

(818) 746-2046
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2015

PNMAC Mortgage Opportunity Fund, LLC

Annual Report
As of and for the year ended December 31, 2015

PNMAC Mortgage Opportunity Fund, LLC
Table of Contents

PNMAC Mortgage Opportunity Fund, LLC
Letter to Shareholders

Dear Shareholder:

We are pleased to present this annual report to shareholders of PNMAC Mortgage Opportunity
Fund, LLC (the "Fund") for the year ended December 31, 2015.

Market Environment

U.S. home price appreciation remained strong in 2015.  Home prices were 6 percent higher in December 2015 compared to December 2014(1), driven by increased demand for home purchases and low levels of housing inventory. Existing home sales increased to a seasonally adjusted annual rate of 5.46 million units in December, 8 percent higher than the prior December, while the 1.79 million existing homes available for sale nationally at the end of the year represented a 3.9 month supply – the lowest since January 2005 (3.6 months) (2).  CoreLogic’s 2016 housing outlook forecasts home price increases of 4-5% in 2016, reflecting in part an expected increase in purchase-money mortgage origination volume and general improvement in the overall economy.

* * *

The Fund ended the year with an increase in net assets from operations of $4.5 million, and a total return of 3.59%, which benefited as home prices improved throughout the year.  Additionally, the Fund’s performing loan portfolio grew as a percentage of the total portfolio and led to a sale of reperforming loans during the second quarter totaling $61 million in UPB.

PNMAC Mortgage Opportunity Fund, LLC’s liquidation activity on a volume basis declined from 2014 as the fund’s loan population continued to decrease.  REO sales remained the largest component of liquidation activity, comprising over 50% of UPB liquidated in 2015.  Short sales were the next largest component of liquidations; although short sales declined from 2014, they remained an effective tool to help to shorten realization timelines.  As of December 2015, 13% of the portfolio was in the modification pipeline compared to 7% a year earlier.

For the twelve months ended December 31, 2015, the net assets of PNMAC Mortgage Opportunity Fund, LLC decreased as the fund continued to return capital to shareholders.  In 2015, the Fund returned $148.2 million to shareholders, completing the return of all capital contributions and commencing payment of the 8% preferred return. Since inception, $476.8 million has been returned to shareholders, delivering an internal rate of return of 9% assuming liquidation of the portfolio at fair value.  Today, the portfolio consists of $157.8 million of nonperforming loans, $55.6 million in reperforming loans and $77.6 million in loans from the First National Bank of Nevada (FNBN), owned in partnership with the FDIC.  We continue to be focused on loan-level resolutions and bulk loan sales while engaging with the FDIC on alternatives to liquidate the FNBN loan portfolio.

We thank you for your commitment to PennyMac and the Fund.

Sincerely,
Stanford L. Kurland
Chief Executive Officer, PNMAC Capital Management, LLC

(1) CoreLogic
(2) National Association of Realtors

2

PNMAC Mortgage Opportunity Fund, LLC
Statement of Assets and Liabilities
December 31, 2015

Assets:
Investment in PNMAC Mortgage Opportunity Fund, LP, at fair value	$84,155,445
Short-Term Investment in BlackRock Liquidity Funds: Tempfund Institutional Shares ^
at fair value (cost $123,729)	123,729
Tax withholdings refund receivable	20,695,882
Other assets	103,833
105,078,889
Liabilities:
Tax withholdings refund payable to common shareholders	20,695,882
Payable to Investment Manager	105,761
Distributions payable to Series A preferred shares	5,700
Accrued expenses	141,098
20,948,441
Net Assets	$84,130,448

Net Assets Consist of:
Series A preferred shares	$-
Common shares	536
Additional paid-in capital	80,117,181
Net unrealized appreciation on investments	4,012,731
$84,130,448

Net Asset Value per Share
Series A preferred shares
Net assets applicable to preferred shares at a liquidation preference of $500 per share	$114,000
Shares outstanding ($0.001 par value, 5,000 shares authorized)	228
Net asset value, offering and redemption price per Series A preferred share	$500.00

Common shares
Net assets applicable to common shares	$84,016,448
Shares outstanding ($0.001 par value, unlimited shares authorized)	535,688
Net asset value per common share	$156.84

^ Investment represents securities issued by related party

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

3

PNMAC Mortgage Opportunity Fund, LLC
Statement of Operations
For the Year Ended December 31, 2015

Investment income allocated from Master Fund:
Interest from mortgage loans	$21,320,804
Dividends from related party-
BlackRock Liquidity Funds: Tempfund Institutional Shares	46,800
Home Affordable Modification Program incentives	852,566
Other	(19,703)
22,200,467
Expenses allocated from Master Fund:
Collection and liquidation expenses	3,783,026
Interest on asset-backed financing	2,897,502
Mortgage loan servicing fees to PennyMac Loan Services, LLC	2,096,433
Investment advisory fees to PennyMac Capital Management, LLC	1,865,386
Asset-backed financing issuance costs	821,247
Professional fees	466,354
Directors' fees and expenses	281,937
Insurance	250,992
Administration fees	249,879
Collateral valuation	169,555
Trustee fees	58,048
Custodian fees	48,011
Taxes	45,229
Mortgage loan accounting fees	31,310
Investment software licensing	22,536
Registration fees	7,015
Total expenses before mortgage loan servicing fee rebate	13,094,460
Mortgage loan servicing fee rebate from PennyMac Loan Services, LLC	(350,405)
12,744,055
Net investment income allocated from Master Fund	9,456,412

Investment income:
Dividends from related party-
BlackRock Liquidity Funds: Tempfund Institutional Shares	167
167
Expenses:
Shareholder services fee to PennyMac Capital Management, LLC	694,802
Professional and other fees	238,395
Administration fees	143,014
Insurance	7,001
Taxes	792
1,084,004
Net investment income	8,372,575

Distributions to Series A preferred shareholders	11,400

Net unrealized and realized gain on investments and asset-backed financing and carried interest allocated from Master Fund:
Net change in unrealized gain on investments	(7,472,362)
Net change in unrealized gain on asset-backed financing	760,744
Net realized gain on investments	3,962,650
Net change in carried interest allocated from Master Fund	(1,122,441)
(3,871,409)
Net increase in net assets resulting from operations	$4,489,766

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

4

PNMAC Mortgage Opportunity Fund, LLC
Statements of Changes in Net Assets
For the Years Ended December 31, 2014 and 2015

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Increase in net assets resulting from operations:
Net investment income	$8,372,575	$26,967,199
Distributions to Series A preferred shareholders	(11,400)	(11,400)
Net change in unrealized gain on investments	(7,472,362)	(26,978,460)
Net change in unrealized gain on asset-backed financing	760,744	-
Net realized gain on investments	3,962,650	15,363,834
Net change in carried interest allocated from Master Fund	(1,122,441)	(3,068,235)
Net increase in net assets resulting from operations	4,489,766	12,272,938

Decrease in net assets resulting from capital transactions:
Distributions to common shareholders	(148,200,000)	(88,300,000)

Net decrease in net assets	(143,710,234)	(76,027,062)

Net assets:
Beginning of year	227,840,682	303,867,744
End of year	$84,130,448	$227,840,682

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

5

PNMAC Mortgage Opportunity Fund, LLC
Statement of Cash Flows
For the Year Ended December 31, 2015

Cash flows from operating activities:

Net increase in net assets resulting from operations	$4,489,766

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Distributions from Master Fund	149,470,693
Net investment income allocated from Master Fund	(9,456,412)
Net change in unrealized gain on investments allocated from Master Fund	7,472,362
Net realized gain on investments allocated from Master Fund	(3,962,650)
Net change in carried interest allocated from the Master Fund	1,122,441
Change in assets and liabilities:
Increase in short-term investment	(29,352)
Increase in tax withholdings refund receivable	(12,968,836)
Decrease in other assets	50,426
Increase in tax withholdings refund payable to common shareholders	12,968,836
Decrease in payable to Investment Manager	(190,272)
Decrease in accrued expenses	(6,258)
Net cash provided by operating activities	148,960,744

Cash flows from financing activities:
Net change in unrealized gain on asset-backed financing allocated from Master Fund	(760,744)
Distributions to common shareholders	(148,200,000)
Net cash used in financing activities	(148,960,744)

Change in cash	-

Cash at beginning of year	-
Cash at end of year	$-

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

6

PNMAC Mortgage Opportunity Fund, LLC
Financial Highlights
As of and for the Years Ended December 31, 2015, 2014, 2013, 2012, 2011

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December	December
	31, 2015	31, 2014	31, 2013	31, 2012	31, 2011
PER SHARE OPERATING PERFORMANCE:			(amounts applicable to common shares)

BEGINNING NET ASSET VALUE	$425.11	$567.03	$618.05	$696.92	$716.12

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	15.63	50.34	1.17	42.80	38.67
Distributions to Series A preferred shares	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Net realized and unrealized (loss) gain
from investments	(7.23)	(27.41)	57.97	(3.11)	(5.58)
Total income from investment operations	8.38	22.91	59.12	39.67	33.07

DISTRIBUTIONS (2)
Investment income	-	(61.20)	(24.46)	(9.84)	(52.27)
Capital gains	(15.70)	(31.23)	(32.49)	(19.90)	-
Return of capital	(260.95)	(72.40)	(53.19)	(88.80)	-
Total distributions	(276.65)	(164.83)	(110.14)	(118.54)	(52.27)

ENDING NET ASSET VALUE	$156.84	$425.11	$567.03	$618.05	$696.92

Total Return (3)	3.59%	4.24%	11.49%	6.16%	4.72%
Internal rate of return (4)	8.80%	9.11%	9.72%	9.40%	10.50%

SUPPLEMENTAL DATA AND RATIOS:
Series A preferred shares:
Net assets at year end	$114,000	$114,000	$114,000	$114,000	$114,000
Total shares outstanding	228	228	228	228	228
Asset coverage ratio	73699%	199,760%	266,451%	290,423%	327,486%
Liquidation preference per share	$500	$500	$500	$500	$500

Common Shares:
Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to weighted
average net assets (1)(5)	6.64%	9.90%	0.22%	6.35%	5.40%
Ratio of expenses to weighted average net
assets (1)(5)	10.96%	5.56%	2.62%	3.06%	3.15%

Net assets at year end	$84,016,448	$227,726,682	$303,753,744	$331,082,007	$373,333,611

(1)  Includes proportionate share of income and expenses of the Master Fund.
(2)  Character of distributions is on the tax basis (See Note 9).
(3)  Total return is calculated for the common share class taken as a whole.  An investor’s return may vary from these returns based on the timing of capital transactions.
(4)  Internal rate of return is calculated based on the actual dates of the cash inflows (capital contributions), outflows (distributions),  with the exception of distributions declared but not paid, and shareholder capital accounts on a life-to-   date basis.
(5)  Ratios exclude distributions to Series A preferred shareholders.

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

7

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2015

Note 1—Organization

PNMAC Mortgage Opportunity Fund, LLC (the “Fund”) is a limited liability company organized under the laws of the state of Delaware.  The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management company.  Shares of the Fund were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).  Investments in the Fund may be made only by “accredited investors” within the meaning of Regulation D under the 1933 Act.  The investment objective of the Fund is to achieve attractive total returns by capitalizing on dislocations in the mortgage market through opportunistic investments primarily in U.S. residential mortgages and related assets, instruments and entities.

The Fund is managed by PNMAC Capital Management, LLC (the “Investment Manager”).  The Investment Manager is a registered investment adviser with the Securities and Exchange Commission (“the SEC”).

The Fund invests substantially all of its assets in a limited partnership interest of PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”), a limited partnership formed under the laws of the state of Delaware.  The general partner of the Master Fund is PNMAC Opportunity Fund Associates, LLC (the “General Partner”), a Delaware limited liability company, which along with the Investment Manager, is a wholly owned subsidiary of Private National Mortgage Acceptance Company, LLC (“PNMAC”), all of which are affiliates of the Fund.

The Master Fund operates as a master fund in a master-feeder fund structure.  The Master Fund acts as the central investment mechanism for the Fund and the General Partner.  The General Partner has the exclusive right to conduct the operations of the Master Fund.  The Fund held a 56% interest in the Master Fund at December 31, 2015, net of the General Partner’s Carried Interest in the Master Fund. The General Partner’s investment in the Master Fund includes its capital account, which includes its proportional share of the Master Fund’s net investment income and its Carried Interest in the Master Fund.  The Fund is the sole limited partner in the Master Fund.

The Master Fund has the same investment objective as the Fund and conducts its operations through its subsidiaries: PNMAC Mortgage Co. Funding, LLC, PNMAC Mortgage Co., LLC, and PNMAC Mortgage Co (FI), LLC (these companies are referred to collectively as the “Mortgage Investments”).

•
PNMAC Mortgage Co. Funding, LLC is a wholly owned limited liability company that acquires, holds and works out distressed U.S. residential mortgage loans and holds mortgage-backed securities resulting from securitization of such mortgage loans.

•	PNMAC Mortgage Co. LLC is a wholly owned limited liability company that acquires, holds and works out distressed U.S. residential mortgage loans.

•
PNMAC Mortgage Co (FI), LLC is an investment company that was formed to pool investor capital and take an interest in the proceeds of FNBN I, LLC (“FNBN”). FNBN is a limited liability company formed to own a pool of residential mortgage loans in a transaction with the Federal Deposit Insurance Corporation (the “FDIC”).

PNMAC Mortgage Co (FI), LLC is the sole member and manager of FNBN. Accordingly, PNMAC Mortgage Co (FI), LLC consolidates its investment in FNBN. The FDIC owns a substantial participation interest in the proceeds of the mortgage loans held by FNBN that depends on the amount
8

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2015

of proceeds collected. The FDIC’s interest in FNBN is shown as a Non-controlling Interest in the Master Fund (the “Non-controlling Interest”). The FDIC’s Non-controlling Interest in FNBN is included in the Consolidated Statement of Assets and Liabilities as a component of Partners’ Capital.
The Master Fund owns a 100% interest in a series of PNMAC Mortgage Co (FI), LLC. The series holds its own assets and recognizes the revenues and expenses attributable to those assets.
PNMAC Mortgage Co (FI), LLC’s operating agreement with the FDIC governing its investment in FNBN limits PNMAC Mortgage Co (FI), LLC’s ability to transfer any of its rights or interests in FNBN. PNMAC Mortgage Co (FI), LLC may only transfer all or any part of its interest or rights if (i) the transferee is a qualified transferee as defined in the operating agreement and (ii) it first obtains prior written consent of the FDIC. The contract specifies that the consent shall not be unreasonably withheld, delayed or conditioned, if the transferee is a qualified transferee.

As market conditions permit, PNMAC Mortgage Co., LLC may transfer the mortgage loans it owns to the Master Fund to be securitized for financing purposes or sale.  The Master Fund may hold interests in pools of such securitized mortgage loans and invest directly in other mortgage-related investment securities.

The financial statements of the Master Fund are included elsewhere in this report and should be read with the Fund’s financial statements.

The Fund began operations on August 11, 2008 and will continue in existence through December 31, 2016, subject to three one-year extensions by the Investment Manager at its discretion, in accordance with the terms of the Limited Liability Company Agreement governing the Fund.

Note 2—Significant Accounting Policies

Basis of Presentation
The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as codified by the Financial Accounting Standards Board (“FASB”) in its Accounting Standards Codification (the “Codification”). The Fund is classified as an investment company and reports its investments in accordance with the Financial Services – Investment Companies topic of the Codification.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Investment Manager to make estimates and judgments that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results will likely differ from those estimates.

Fair Value
The Fund carries its investments at fair values with changes in fair value recognized in current period results of operations. The Fund groups its assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the observability of the inputs used to determine fair value. The three levels are described below:
Level 1 – Quoted prices in active markets for identical assets or liabilities.
Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing an asset or liability and are developed
9

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2015

based on market data obtained from sources independent of the Fund. These may include quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk and others.
Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an asset or liability at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Investment Manager’s own judgments about the factors that market participants use in pricing an asset or liability, and are based on the best information available in the circumstances.
As a result of the difficulty in observing certain significant valuation inputs affecting “Level 3” financial statement items, the Investment Manager is required to make judgments regarding these items’ fair values. Different persons in possession of the same facts may reasonably arrive at different conclusions as to the inputs to be applied in estimating the fair value of these financial statement items and their fair values. Likewise, due to the general illiquidity of some of these financial statement items, subsequent transactions may be at values significantly different from those reported.

Investment in Master Fund
The Fund receives a proportionate limited partnership interest in the Master Fund equal to its relative contribution of capital to the Master Fund before allocation of Carried Interest to the General Partner of the Master Fund.  The net increase or decrease in net assets resulting from operations includes the Fund’s proportionate share of the Master Fund’s income and losses (including net investment income and net realized and unrealized gains and losses on investments) arising from its investment in the Master Fund.

The Fund carries its investment in the Master Fund based on the Master Fund’s fair value and recognizes its proportional share of changes in the Master Fund’s fair value in current period operations. The fair value estimates of investments held by the Master Fund are based on the discounted cash flow projections of its investments.

Because the fair value of most of the Master Fund’s assets has been estimated by the Investment Manager in the absence of readily determinable fair values, the Master Fund categorizes these investments as “Level 3” fair value financial statement items.

Short-term Investment
The short-term investment, the BlackRock Liquidity Funds: TempFund Institutional Shares is carried at fair value with changes in fair value recognized in current period results of operations.  Fair value is based on the fair value per share published by the manager of the money market fund on the valuation date.  The Fund’s short-term investment is classified as a “Level 1” fair value financial statement item.

Dividends on short-term investment are accrued based on the interest earned by the money market fund reduced by its operating expenses as reported by the money market fund for the reporting period.

Expenses
The Fund is charged for those expenses that are directly attributable to it, such as, but not limited to, administration and custody fees.  Expenses that are not directly attributable to the Fund are generally allocated among the Fund and other entities managed by the Investment Manager in proportion to their assets. All expenses are recognized on the accrual basis of accounting.

10

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2015

Income Taxes
The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

The Investment Manager’s assessment of the requirement to provide for income taxes also includes an assessment of the liability arising from uncertain income tax positions.  The Investment Manager has concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions that will be taken on the tax return for the fiscal year ended December 31, 2015.  The Investment Manager is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  In developing its conclusion, the Investment Manager has analyzed all tax years that are open for examination by the relevant income taxing authority. As of December 31, 2015, open Federal and state income tax years include the tax years ended December 31, 2012 through 2015 and December 31, 2011 through 2015, respectively. The Fund has no such examinations in progress.
If applicable, the Fund will recognize interest charges related to unrecognized tax benefits in “interest expense” and penalties in “other expenses” on the statement of operations.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes.  The Fund will distribute substantially all of its net investment income and all of its capital gains to shareholders at least annually.  The character of distributions made during the year from net investment income or capital gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.  However, the Fund has not had prior claims or losses pursuant to these contracts, has not recorded any amounts as of December 31, 2015, and expects the risk of loss to be remote.

11

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2015

Note 3—Fair Value of Investments

Following is a summary of financial statement items that are measured at fair value on a recurring basis for the year ended December 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Investment in Master Fund	$-	$-	$84,155,445	$84,155,445
Short-term investment	123,729	-	-	123,729
	$123,729	$-	$84,155,445	$84,279,174

Following is a roll forward of the Fund’s Investment in Master Fund for the year ended December 31, 2015:

PNMAC Mortgage Opportunity Fund, LP

Balance at January 1, 2015	$228,041,135
Distributions	(149,470,693)
Net investment income	9,456,412
Net change in unrealized gain on investments	(7,472,362)
Net change in unrealized gain on asset-backed financing	760,744
Net realized gain on investments	3,962,650
Net change in Carried Interest allocated from the
Master Fund to General Partner	(1,122,441)
Balance at December 31, 2015	$84,155,445

There were no transfers between fair value hierarchy levels during the year ended December 31, 2015.

Valuation Techniques and Assumptions
Most of the Fund’s assets are carried at fair value with changes in fair value recognized in current period results of operations. A substantial portion of those assets are “Level 3” financial statement items which require the use of significant unobservable inputs in the estimation of the assets’ fair values. Unobservable inputs reflect the Investment Manager’s own judgments about the factors that market participants use in pricing an asset, and are based on the best information available under the circumstances.
Because the fair value of “Level 3” financial statement items is difficult to estimate, the Investment Manager’s process includes performance of these items’ valuation by a specialized staff and significant executive management oversight. The Investment Manager has assigned the responsibility for estimating the fair values of “Level 3” financial statement items to its Financial Analysis and Valuation group (the “FAV group”), which is responsible for estimating the fair value of and monitoring the  Fund’s investment portfolios and maintenance of its valuation policies and procedures.

The Investment Manager’s FAV group submits the results of its valuations to the Investment Manager’s valuation committee, which oversees and approves the valuations. The Investment Manager’s valuation committee includes the chief executive, financial, operating, credit, and asset/liability management officers of PNMAC.

12

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2015

The FAV group monitors the models used for valuation of the Fund’s “Level 3” financial statement items, including the models’ performance versus actual results and reports those results to the valuation committee. The results developed in the FAV group’s monitoring activities are used to calibrate subsequent projections used to estimate fair value.
The FAV group is responsible for reporting to the Investment Manager’s valuation committee on a monthly basis on the changes in the valuation of the portfolio, including major factors affecting the valuation and any changes in model methods and inputs. To assess the reasonableness of its valuations, the FAV group presents an analysis of the effect on the valuation of each of the changes to the significant inputs to the models.
Investment in Master Fund
The Fund’s investment in the Master Fund is a “Level 3” financial statement item and the Fund’s estimate of the fair value of its investment in the Master Fund is based on the fair value of the assets of the Master Fund’s investments, most of which are mortgage loans and real estate acquired in settlement of loans.

Note 4—Investment Transactions

During the year ended December 31, 2015, the Fund received distributions from the Master Fund in the amount of $149,470,693 and did not purchase any limited partnership interests in the Master Fund.

Note 5—Shareholder Services Fee, Administration Fees and Custodian Fees
The Fund has a shareholder services agreement with the Investment Manager. Under the terms of the agreement, the Investment Manager provides certain shareholder (but not investment management) services to the Fund.
Shareholder services include responding to inquiries by shareholders of the Fund regarding the Fund and their investment therein, preparation, review and distribution of a comprehensive monthly economic report relating to the Fund and its investments; reviewing and supervising the preparation of reports to and other communications with shareholders as the Fund may reasonably request.
For shareholder services provided by the Investment Manager, the Fund pays the Investment Manager a fee equal to an annual rate of 0.5% of the Fund’s net asset value so long as the fee does not exceed 0.5% of the aggregate capital contributions to the Fund.
The shareholder services fee is calculated and accrued monthly based on the lesser of the partners’ capital commitments or capital balances and is paid to the Investment Manager quarterly after the end of the quarter. The shareholder services fee for the year ended December 31, 2015 was $694,802.

The Fund has engaged U.S. Bancorp Fund Services, LLC, an indirect wholly-owned subsidiary of U.S. Bancorp, to serve as the Fund's administrator, fund accountant, transfer agent, and dividend paying agent. The Fund pays the administrator a monthly fee computed at an annual rate of 0.02% of the first $1,000,000,000 of the Fund's total monthly net assets, 0.015% on the next $1,000,000,000 of the Fund's total monthly net assets and 0.01% on the balance of the Fund's total monthly net assets subject to an annual minimum fee of $120,000.  The administration fees for the year ended December 31, 2015 totaled $143,014.

U.S. Bank, N.A. serves as the Fund's custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.01% on the Fund's average daily market value subject to an annual

13

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2015

minimum fee of $28,800 across all funds managed by the Investment Manager.  The custodian fees incurred by the Master Fund and allocated to the Fund for the year ended December 31, 2015 totaled $48,011.

Note 6—Directors and Officers

The Fund and Master Fund share the same board of directors. The Master Fund’s board of directors has overall responsibility for monitoring and overseeing the investment program of the Master Fund and its management and operations. All directors’ fees and expenses are paid by the Master Fund. Independent directors receive an annual retainer of $64,800 and a fee per meeting of the board of directors or committees of $2,000, subject to a cap of $15,000 per year for all non-regularly-scheduled meetings. The audit committee chairperson receives an annual retainer of $10,000 in addition to the amounts above. Directors are reimbursed by the Master Fund for their travel expenses related to board meetings. The total directors’ fees and expenses incurred at the Master Fund and allocated to the Fund for the year ended December 31, 2015 were $281,937.

One of the directors of the Fund is an officer of the Investment Manager and the Master Fund and receives no compensation from the Master Fund for serving as a director. Certain officers of the Master Fund are affiliated with the Investment Manager. Such officers receive no compensation from the Master Fund for serving in their respective roles.

Note 7—Common Shareholders

The Fund is authorized to issue an unlimited number of common shares.  The common shares have no preferential, preemptive, conversion, appraisal, exchange or redemption rights and there are no sinking fund provisions applicable to the shares.  The Fund issues common shares at the net asset value per share as calculated within 48 hours before receipt of capital called.  Shareholders are not able to withdraw from the Fund other than through distributions made upon a realization of the Fund’s investments.

Common shares of the Fund were offered in private placements pursuant to Section 4(2) of the U.S. Securities Act of 1933, as amended on August 11, 2008 (the “Initial Closing”). The Fund raised $393,283,020 in aggregate capital commitments. No additional closings were held after the Initial Closing to accept new or additional capital commitments.

Common shares are distributed among three separate series based on the timing of capital contributions, which has affected the underlying calculation of carried interest for each series.

Following is a summary of distributions made by the Fund determined on a GAAP basis during the year ended December 31, 2015:

Investment income	$8,372,575
Realized gains	3,962,650
Return of capital	135,864,775
Total distributions	$148,200,000

These distributions are not subject to recall.

14

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2015

Note 8—Preferred Shares

Series A preferred shares of the Fund were created by the board of directors on August 11, 2008. The preferred shares have a 10% cumulative dividend preference and a liquidation preference totaling $114,000 plus accumulated and unpaid dividends.  In the event of a liquidation of the Fund, the accumulated preferred dividends and the remaining face amount of the preferred shares will be distributed before any distributions are made to common shareholders. The Fund is authorized to issue up to 5,000 Series A preferred shares at $500 per share.  As of December 31, 2015 the Fund has issued 228 Series A preferred shares.

Series A preferred shareholders are not entitled to vote on any matter except matters submitted to a vote of the common shares that also affect the Series A preferred shares.  The Fund shall not issue or sell any preferred shares or pay any dividend or distribution to the common shares unless the preferred shares have an asset coverage of at least 200% immediately following the given action.

During the year ended December 31, 2015, $11,400 in dividends to preferred shareholders have been paid; accrued but unpaid dividends of $5,700 remained at year end.

Note 9—Income Tax Information

When appropriate, income tax basis reclassifications between net asset accounts are made for such differences that are permanent in nature.  The reclassifications have no effect on net assets or net asset value per share.  Following are the reclassifications recorded by the Fund for the year indicated:

		Accumulated Undistributed	Accumulated
Year	Paid In Capital	Net Investment Income	Net Realized Loss

2015	$(147,708,644)	$160,347,725	$(12,639,081)

The income tax basis reclassifications noted above primarily relate to Partnership adjustments and distribution reclassifications in 2015.

Following are the gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes for the year ended December 31, 2015:

Cost of investments	$127,410,609

Unrealized appreciation	70,161,530
Unrealized depreciation	(113,416,694)
Net unrealized depreciation	(43,255,164)

Undistributed ordinary income	-
Undistributed long-term capital gains	-
Total distributable earnings	-

Other accumulated losses	(402,754)

Total accumulated losses	$(43,657,918)

15

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2015

The tax character of distributions to the Fund’s shareholders during the year ended December 31, 2015, was as follows:

Distributions paid from:
Investment income	$-
Capital gains	8,408,496
Return of capital	139,791,504
Total distributions	$148,200,000

At December 31, 2015 the Fund deferred, on a tax basis, post-October gains of:

Currency	Capital
$-	$-

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2) for the fiscal year ended December 31, 2015 was follows:
Qualified Short-term Gains: 0%

The Percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal year ended December 31, 2015 was follows:

Qualified Interest Income: 0%

Note 10—Transactions with Affiliates

PNMAC Mortgage Opportunity (Offshore) Fund, Ltd. owns 29% of the Fund’s common shares.

The Fund paid $239,256 to PNMAC for reimbursable expenses paid on the Fund’s behalf during the year ended December 31, 2015. Of this amount, $232,686 was for professional fees, $6,550 was for insurance, and $20 was for registration fees.

PLS acts as the primary mortgage servicer for all mortgage loans owned by the Master Fund. The servicing agreement between PLS and Master Fund generally provides for servicing fees of 50 to 100 basis points of unpaid principal balance per year, depending on the type and quality of mortgage loans being serviced, plus other specified fees and charges. The servicing agreement also requires that PLS will rebate to the Master Fund an amount equal to the cumulative profit, if any, of the servicing operations attributable to the loans owned by the Master Fund, and conversely, charge the Master Fund if a loss has been incurred in order to effect overall “at cost” pricing with respect to loan servicing activities for such assets. Under a separate agreement between the Master Fund and the Investment Manager, the Investment Manager will cause PLS to rebate to the Master Fund an amount equal to 13% of servicing-related fees charged to the Master Fund to approximate overall “at cost” pricing with respect to mortgage loan servicing activities for such assets, and the Investment Manager will represent on an annual basis to the Master Fund’s board of directors whether servicing fees paid net of the rebate have in fact not exceeded the actual cash costs incurred in servicing the mortgage loans owned by the Master Fund.

16

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2015

Servicing fees charged by PLS allocated to the Fund for the year ended December 31, 2015 totaled $2,697,986 before the rebate and waiver allocated to the Fund. For the year ended December 31, 2015, PLS reduced servicing fees by providing a rebate, of which $350,405 and a waiver of $601,553 relating to activity fees for the sale of certain loans were allocated to the Fund.

The Fund’s short-term investment, the BlackRock Liquidity Funds: TempFund Institutional Shares, is managed by BlackRock Institutional Management Corporation which a wholly owned subsidiary of Blackrock, Inc.  BlackRock Inc. is an affiliate of the Fund.

Note 11—Risk Factors

Because of the limitation on rights of redemption and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because the Investment Manager invests the Fund's assets in illiquid assets, an investment in the Fund is highly illiquid and involves a substantial degree of risk.

Due to the nature of the “master/feeder” structure, the Fund is materially affected by the actions of the Master Fund and other investors. Investment risks such as market and credit risks of the Master Fund’s investments are discussed in the notes to the Master Fund’s financial statements included herein.

Note 12—Subsequent Events

The Investment Manager has evaluated all events or transactions through the date of issuance of these financial statements.  During this period the Fund received a distribution from the Master Fund in the amount of $22,400,000 which was subsequently distributed to the common shareholders.

During January of 2016, the Internal Revenue Service (“IRS”) informed the Fund that the IRS has initiated an audit of the Fund’s 2013 Information Reports related to its foreign investors.

****

17

PNMAC Mortgage Opportunity Fund, LLC
Report of Independent Registered Public Accounting Firm
As of and for the Year Ended December 31, 2015

To the Board of Directors and Shareholders of
PNMAC Mortgage Opportunity Fund, LLC:
We have audited the accompanying statement of assets and liabilities of PNMAC Mortgage Opportunity Fund, LLC (the “Fund”) as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PNMAC Mortgage Opportunity Fund, LLC as of December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 3 to the financial statements, the financial statements include an investment in PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”), valued at $84,155,445 (80.1% of total assets) as of December 31, 2015, whose fair value has been estimated by management in the absence of readily determinable fair values.  Management’s estimate is based on the Fund’s proportionate interest in the Master Fund’s partners’ capital, which is reported at fair value as of December 31, 2015. Management’s fair value estimate of the investments held by the Master Fund is based on management’s estimate of the expected proportionate share of the discounted cash flow projections of the assets and liabilities of the Master Fund.

Los Angeles, California
February 29, 2016

18

PNMAC Mortgage Opportunity Fund, LLC
Additional Information

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to portfolio securities are available to stockholders (i) without charge, upon request, by calling the Fund collect at +1(818) 224-7442; and (ii) on the SEC’s website at http://www.sec.gov.

Board of Directors
The Fund’s Form N-2 includes additional information about the Fund’s directors and is available upon request without charge by calling the Fund collect at (818) 224-7442 or by visiting the SEC’s website at www.sec.gov.

Forward-Looking Statements
This report contains "forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as "may'', "will'', "believe'', "attempt'', "seem'', "think'', "ought'', "try'' and other similar terms. The Fund’s past investment performance and returns are not predictive of its future investment performance and returns. The Fund cannot promise future investment performance or returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Approval of Investment Management Agreement
On June 19, 2015, the Board of Directors of the Master Fund and the Fund (collectively, the “Funds”), including the “non-interested” Directors (the “Independent Directors”), met in person and voted to approve the continuance of the Investment Management Agreements (including the portions of the Master Fund’s partnership agreement referred to therein) with the Investment Manager for an additional year.

In considering whether to recommend approval of the Investment Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager and counsel to the Independent Directors. The Independent Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following:

(i) The nature, extent, and quality of services expected to be provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provided to the Funds since inception in August 2008 and are expected to continue to provide to the Funds.  In addition, the Independent Directors considered the size, education, background, and experience of the Investment Manager’s staff, including the mortgage finance and capital markets experience of the Investment Manager’s senior management team.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services provided since inception and expected to be provided by the Investment Manager to the Funds, and the experience and expertise of the personnel performing such services, was consistent with the nature, extent, and quality expected of an investment adviser of investment vehicles such as the Funds.

19

PNMAC Mortgage Opportunity Fund, LLC
Additional Information

(ii) The investment performance of the Funds and the Investment Manager.  The Independent Directors received information about the performance of the Funds and the Investment Manager in managing the Fund.  The Directors also received performance information regarding the Funds compared to certain indexes, benchmarks, and/or registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Funds.  The Independent Directors considered the estimated cost of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager.  The Independent Directors noted that the compensation terms would remain the same.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.  The Independent Directors also reviewed and took into account other relationships between the Funds and the Investment Manager and its related persons, including the shareholder servicing agreement between the Investment Manager and the Fund, the mortgage servicing agreements between the Master Fund and an affiliate of the Investment Manager, and an agreement with BlackRock, which has an investment in the Investment Manager’s parent company, for a portfolio valuation analytic model.  The Independent Directors also considered the compensation charged by the Investment Manager to its other clients.  Finally, the Independent Directors took those other service agreements into account in the context of evaluating the profitability of the Investment Manager in respect of the overall relationship of the Investment Manager and its related persons to the Funds.

(iv) Economies of Scale.  The Independent Directors also considered that possible economies of scale from future growth of the Funds were not relevant inasmuch as the Funds were closed to any new investment and had limited terms.

The Independent Directors had an opportunity to have Executive Session with counsel to the Independent Directors.  During the course of their deliberations at the meeting on June 19, 2015, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Investment Management Agreements including, but not limited to:  the expenses incurred in performance of services by the Investment Manager; the compensation to be received by the Investment Manager under the Investment Management Agreements; the fees charged by the Investment Manager’s peers; the past performance of the Investment Manager; and the range and quality of services provided by the Investment Manager.

The Independent Directors expressed satisfaction with the information provided at the meeting on June 19, 2015 and prior meetings, and acknowledged that they had received sufficient information to consider and approve the continuance of the Investment Management Agreements.  No single factor was determinative to the decision of the Independent Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the continuance of the Investment Management Agreements.

The Independent Directors concluded that the compensation that the Investment Manager would receive under the Investment Management Agreements was reasonable.

20

PNMAC Mortgage Opportunity Fund, LLC
Directors and Officers

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Independent Directors
Nancy Corsiglia (59) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Chairman	Indefinite Term. Served since August 25, 2010.	Managing Director of Devonshire Advisory Group since 2009. Engagement Partner at Tatum from 2014 to 2015 and Managing Director-Finance at Strategic Risk Associates, LLC from 2012 to 2014. Previously, Executive Vice President and Chief Financial Officer of Bank of Virginia from 2010 to 2011. Previously, Executive Vice President and Chief Financial Officer of Federal Agricultural Mortgage Corp.	2
Member of Advisory Board of Apprendis LLC and Member of Board of Directors of Partners for Haitian Children. Previously a member of Board of Trustees of the Stoneleigh-Burnham School and Board of Directors of the National Symphony Orchestra.

Thomas P. Gybel (48) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Chairman; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008.	Senior advisor to financial services companies, Managing Director of White Mountains Capital Inc. from 2008 to 2010, and Managing Director of Global Finance for Deutsche Bank Securities Inc. from 2004 to 2007.	2	Member of Board of Directors and Chairman of the Special Committee of Ambac Assurance Corporation and Member of Board of Directors of Det Danske Suzuki Institut

Peter W. McClean (72) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008.	Managing Director of Gulfstream Advisors LLC since 2004 and President and Chief Executive Officer of Measurisk LLC from 2001 through 2003.	2	Member of Board of Directors of Northeast Bank, AZL Variable Insurance Products Trust and AZL Fund of Funds Trust (Allianz Funds).

21

PNMAC Mortgage Opportunity Fund, LLC
Directors and Officers

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Interested Directors
David A. Spector (52) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director, Executive Managing Director, President, Chief Operating Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Chief Investment Officer of the Investment Adviser; formerly, Co-Head of Global Residential Mortgages for Morgan Stanley and Senior Managing Director, Secondary Markets for Countrywide Financial Corporation.	2
Member of the Board of Directors of: PennyMac Financial Services, Inc.; PNMAC Mortgage Co., LLC; PennyMac Loan Services, LLC; PNMAC Opportunity Fund Associates, LLC; Copper Securities Holding, LLC; PennyMac GP OP, Inc.; PennyMac Corp; PennyMac Loan Services, Inc.; PNMAC Capital Management, LLC; PMT NPL Financing, LLC; PNMAC Finance Corporation; and PMT Funding, LLC. Member of the Board of Trustees of PennyMac Mortgage Investment Trust.

Stanford L. Kurland (63) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Executive Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Founder, Chairman and Chief Executive Officer of the Investment Adviser; formerly, Chief Financial Officer and Chief Operating Officer of Countrywide Financial Corporation.	2
Member of the Board of Directors of: PennyMac Financial Services, Inc.; PNMAC Mortgage Co., LLC; PennyMac Loan Services, LLC; PNMAC Opportunity Fund Associates, LLC; Copper Securities Holding, LLC; PennyMac GP OP, Inc.; PennyMac Corp; PennyMac Loan Services, Inc.; PNMAC Capital Management, LLC; PMT NPL Financing, LLC; PNMAC Finance Corporation; and PMT Funding, LLC. Member of the Board of Trustees of PennyMac Mortgage Investment Trust.

David M. Walker (60) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Senior Managing Director and Chief Risk Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since May 29, 2008.	Senior Managing Director and Chief Risk Officer of the Investment Adviser; formerly, Chief Lending Officer, Chief Credit Officer and Executive Vice President of Secondary Marketing for Countrywide Bank, N.A.	2	None

22

PNMAC Mortgage Opportunity Fund, LLC
Directors and Officers

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Anne D. McCallion (61) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Senior Managing Director and Chief Financial Officer	Indefinite Term. Served since April 27, 2009.	Senior Managing Director and Chief Financial Officer of the Investment Adviser; formerly Senior Managing Director and Deputy Chief Financial Officer for Countrywide Financial Corporation	2	Director of PennyMac Corp.

Derek W. Stark (48) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Managing Director, Chief Legal Officer and Secretary, Authorized person	Indefinite Term. Served since August 14, 2012.	Managing Director, General Counsel, and Secretary of the Investment Adviser	2	Member of the Board of Managers of Copper Insurance, LLC; Member of the Board of Trustees of West Hills Hospital & Medical Center

Emily Silva (51) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Compliance Officer	Indefinite Term.	Chief Compliance Officer of the Investment Adviser; Compliance Director, Cipperman Compliance Services, LLC	2	None

Vandad Fartaj (41) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Senior Managing Director and Chief Capital Markets Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since March 3, 2010	Senior Managing Director and Chief Capital Markets Officer of the Investment Adviser; formerly, Managing Director, Capital Markets for PNMAC Capital Markets, LLC, and Vice President, Whole Loan Trading for Countrywide Securities Corporation	2	None

Andy S. Chang (38) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Senior Managing Director and Chief Business Development Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since May 29, 2008	Senior Managing Director and Chief Business Development Officer of the Investment Adviser; formerly, Director at Blackrock and leader of its Advisory Services practice	2	None

23

PNMAC Mortgage Opportunity Fund, LP
and Subsidiaries

Annual Report
As of and for the year ended December 31, 2015

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Table of Contents

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments at fair value (cost $196,551,238)	$219,421,315
Receivable from PennyMac Loan Services, LLC	16,321,728
Other assets	3,542,638
Total assets	239,285,681

Liabilities:
Asset-backed financing at fair value (proceeds $87,390,151)	86,629,398
Payable to PennyMac Loan Services, LLC	726,753
Accrued expenses	415,139
Payable to Investment Manager	317,284
Other liabilities	225,845
Total liabilities	88,314,419

Partners' capital	$150,971,262

Partners' capital consists of:
Non-controlling Interest	$24,920,297
General Partner	41,895,520
Limited Partner	84,155,445
Total partners' capital	$150,971,262

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Summary Schedule of Investments
December 31, 2015

INVESTMENTS - 145%*
INVESTMENTS IN NONAFFILIATES - 117%*

	Note	Maturity		Principal	Fair
Description	interest rate	date	State	amount	value
Mortgage loans
Mortgage Loan ID#1000043954**	7.25%	5/1/2037	FL	$2,250,000	$1,869,241
Mortgage Loan ID#1000015063**	7.38%	9/1/2036	FL	1,350,000	1,319,713
Mortgage Loan ID#1000043569**	2.75%	9/1/2036	CA	1,500,000	950,598
Mortgage Loan ID#1000028984**	2.00%	12/1/2036	CA	1,364,442	921,936
Mortgage Loan ID#1000043880**	3.00%	2/1/2035	OR	1,387,425	878,686
Mortgage Loan ID#1000002193	6.88%	5/1/2037	DC	990,000	876,413
Mortgage Loan ID#1000035099**	6.00%	7/1/2037	NY	999,000	761,647
Mortgage Loan ID#1000002189	5.13%	8/1/2055	NY	1,022,097	682,559
Mortgage Loan ID#1000016006**	7.15%	2/1/2037	NY	641,150	673,207
Mortgage Loan ID#1000043535**	5.34%	11/1/2044	NY	884,576	665,966
Mortgage Loan ID#1000035161**	7.75%	9/1/2037	NJ	632,986	650,414
Mortgage Loan ID#1000043772**	5.88%	7/1/2037	FL	920,218	629,582
Mortgage Loan ID#1000001411	3.00%	7/1/2047	CA	832,829	627,416
Mortgage Loan ID#1000000557**	6.90%	3/1/2037	NJ	990,473	604,913
Mortgage Loan ID#1000016663**	6.88%	5/1/2037	OR	799,863	590,264
Mortgage Loan ID#1000001651	3.00%	5/1/2055	FL	1,446,090	588,249
Mortgage Loan ID#1000034768**	3.00%	4/1/2036	NY	655,718	585,357
Mortgage Loan ID#1000043744**	6.38%	11/1/2036	CA	778,451	577,531
Mortgage Loan ID#1000035343**	6.50%	12/1/2043	CA	893,840	552,076
Mortgage Loan ID#1000026350**	6.50%	4/1/2037	NY	719,176	521,125
Mortgage Loan ID#1000015511**	2.00%	4/1/2052	WI	675,687	503,996
Mortgage Loan ID#1000026843**	5.88%	9/1/2035	CA	536,000	501,362
Mortgage Loan ID#1000026795**	3.00%	1/1/2049	CA	570,274	499,561
Mortgage Loan ID#1000015179**	4.25%	10/1/2043	CT	872,985	499,129
Mortgage Loan ID#1000043559**	2.88%	8/1/2045	VA	629,568	494,528
Mortgage Loan ID#1000026032**	4.00%	12/1/2036	HI	420,101	489,106
Mortgage Loan ID#1000043537**	7.38%	2/1/2038	NY	570,325	488,000
Mortgage Loan ID#1000027182**	7.00%	10/1/2037	NV	649,095	484,520
Mortgage Loan ID#1000038489	6.13%	11/1/2036	NY	590,000	484,031
Mortgage Loan ID#1000002404	3.44%	9/1/2036	NY	755,396	482,811
Mortgage Loan ID#1000016833**	6.50%	10/1/2037	NY	645,282	479,977
Mortgage Loan ID#1000026305**	5.88%	10/1/2036	CA	595,536	476,332
Mortgage Loan ID#1000043672**	6.38%	2/1/2038	NY	551,822	470,006
Mortgage Loan ID#1000043694**	5.50%	1/1/2043	CT	650,207	465,683
Mortgage Loan ID#1000001628	10.37%	5/1/2037	NY	451,250	465,197
Mortgage Loan ID#1000026020**	3.00%	6/1/2037	CA	550,959	463,390
Mortgage Loan ID#1000003907**	6.00%	7/1/2037	MD	579,090	459,094
Mortgage Loan ID#1000001631	8.88%	8/1/2037	NY	472,500	459,031
Mortgage Loan ID#1000000560**	6.80%	1/1/2037	NY	613,522	458,885
Other**				221,926,448	122,669,745
				254,364,381	147,321,277

(Continued)
The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statement of Operations
For the Year Ended December 31, 2015

Description		State	Principal amount	Fair value
Real estate acquired in settlement of loans
Property ID#1000043536**		MN	$860,000	$879,900
Property ID#1000001643		FL	621,672	700,000
Property ID#1000016499**		NJ	720,000	650,000
Property ID#1000003584		MD	539,160	625,000
Property ID#1000027733**		IL	573,920	625,000
Property ID#1000027525**		NJ	554,549	607,563
Property ID#1000015181**		IL	869,995	590,000
Property ID#1002229087		GA	545,063	500,000
Property ID#1000016184**		NJ	440,000	468,796
Property ID#1000028068**		CA	485,478	465,000
Property ID#1000016154**		FL	472,046	460,000
Other**			29,956,833	22,297,605
			36,638,716	28,868,864

TOTAL INVESTMENTS IN NONAFFILIATES (Cost $153,320,064)			291,003,097	176,190,141

INVESTMENTS IN AFFILIATES - 29%*

Name of Issuer			Shares	Fair value
Short-Term Investment
BlackRock Liquidity Funds: TempFund Institutional Shares ^			$43,231,174	$43,231,174

TOTAL INVESTMENTS IN AFFILIATES (Cost $43,231,174)			43,231,174	43,231,174

TOTAL INVESTMENTS (Cost $196,551,238)				$219,421,315

LIABILITIES - 57%*	Note	Maturity
Description	interest rate	date	Principal amount	Fair value
Asset-backed financing
PNMAC 2015-NPL1 A-1-144A ^	4.00%	3/25/2055	$80,921,835	$80,118,686
PNMAC 2015-NPL1 A-1-REGS ^	4.00%	3/25/2055	6,575,979	6,510,712

TOTAL LIABILITIES (Proceeds $87,390,151)			87,497,814	86,629,398

Other assets in excess of other liabilities - 12%*				18,179,345

TOTAL PARTNERS' CAPITAL - 100%*				$150,971,262

*     Percentages are stated as a percent of partners’ capital
**   Pledged as collateral for asset-backed financing, including $83,152,158 of $122,669,745 other mortgage loans and $18,618,377 of $22,297,605 real estate acquired in settlement of loans (See Note 5)
^  Investment represents securities held or issued by related parties
    All investments are in the United States of America.
(Concluded)
The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statement of Operations
For the Year Ended December 31, 2015

Investment income:
Interest from mortgage loans	$27,208,939
Home Affordable Modification Program incentives	963,434
Dividends from related party-
BlackRock Liquidity Funds: Tempfund Institutional Shares	46,801
Other	36,645
Total investment income	28,255,819

Expenses:
Collection and liquidation expenses	4,124,712
Interest on asset-backed financing	2,897,540
Mortgage loan servicing fees to PennyMac Loan Services, LLC	2,096,459
Investment advisory fees to PennyMac Capital Management, LLC	2,084,407
Asset-backed financing issuance costs	821,257
Professional fees	466,360
Directors' fees and expenses	281,940
Insurance	250,995
Administration fees	249,882
Collateral valuation	169,557
Trustee fees	58,049
Custodian fees	51,743
Taxes	45,229
Mortgage loan accounting fees	31,310
Investment software licensing	22,536
Registration fees	7,015
Total expenses before mortgage loan servicing fee rebate	13,658,991
Mortgage loan servicing fee rebate from PennyMac Loan Services, LLC	(350,409)
Net expenses	13,308,582
Net investment income	14,947,237

Net realized gain and change in unrealized gain on investments and asset-backed financing:
Net realized gain on investments	2,183,473
Net change in unrealized gain on investments	(8,549,813)
Net change in unrealized gain on asset-backed financing	760,753
Net realized gain and change in unrealized gain on investments
and asset-backed financing	(5,605,587)
Net income resulting from operations	9,341,650
Less: income attributable to Non-controlling Interest	2,634,100
Net increase in partners' capital resulting from operations	$6,707,550

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statements of Changes in Partners’ Capital
For the Years Ended December 31, 2014 and 2015

	Non-controlling	General	Limited
	Interest	Partner	Partner	Total

Partners' capital, January 1, 2014	$45,394,581	$37,704,608	$304,323,367	$387,422,556
Distributions	(34,675,799)	-	(90,233,804)	(124,909,603)
Increase in partners' capital from operations:
Net investment income	5,123,517	201	28,634,433	33,758,151
Net realized gain on investments	15,006,262	94	15,363,834	30,370,190
Net change in unrealized gain on investments	(4,084,098)	(165)	(26,978,460)	(31,062,723)
Net change in Carried Interest	-	3,068,235	(3,068,235)	-
Net increase in partners' capital from operations	16,045,681	3,068,365	13,951,572	33,065,618

Partners' capital, December 31, 2014	26,764,463	40,772,973	228,041,135	295,578,571
Distributions	(4,478,266)	-	(149,470,693)	(153,948,959)
Increase in partners' capital from operations:
Net investment income	5,490,685	140	9,456,412	14,947,237
Net realized (loss) gain on investments	(1,779,226)	49	3,962,650	2,183,473
Net change in unrealized gain on investments	(1,077,359)	(92)	(7,472,362)	(8,549,813)
Net change in unrealized gain on asset-backed financing	-	9	760,744	760,753
Net change in Carried Interest	-	1,122,441	(1,122,441)	-
Net increase in partners' capital from operations	2,634,100	1,122,547	5,585,003	9,341,650

Partners' capital, December 31, 2015	$24,920,297	$41,895,520	$84,155,445	$150,971,262

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statement of Cash Flows
For the Year Ended December 31, 2015

Cash flows from operating activities:

Net increase in partners' capital resulting from operations	$9,341,650

Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:

Accrual of unearned discount on mortgage loans	(16,918,070)
Capitalization of interest on mortgage loans	(5,947,139)
Sales of mortgage loans	47,399,247
Principal repayments on mortgage loans	17,521,206
Net change in short-term investment	(16,076,338)
Sales of real estate acquired in settlement of loans	18,483,888
Net realized gain on investments	(2,183,473)
Net change in unrealized gain on investments	8,549,813
Changes in other assets and liabilities:
Decrease in receivable from PennyMac Loan Services, LLC	9,624,067
Increase in other assets	(1,265,861)
Increase in payable to PennyMac Loan Services, LLC	145,951
Decrease in accrued expenses	(34,875)
Decrease in payable to Investment Manager	(570,815)
Decrease in other liabilities	(749,690)
Net cash provided by operating activities	67,319,561

Cash flows from financing activities:
Issuance of asset-backed financing	110,816,337
Repayment of asset-backed financing	(23,426,186)
Net change in unrealized gain on asset-backed financing	(760,753)
Distributions to Non-controlling Interest	(4,478,266)
Distributions to Limited Partner	(149,470,693)
Net cash used in financing activities	(67,319,561)

Net change in cash	-

Cash at beginning of year	-
Cash at end of year	$-

Supplemental cash flow information:
Cash paid for interest on asset-backed financing	$2,848,929

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Financial Highlights
As of and for the Years Ended December 31, 2015, 2014, 2013, 2012, 2011

For the year ended December 31, 2015
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	5.09%	5.43%	5.43%
Carried Interest (3)	2.70%	-0.89%	-
After Carried Interest	7.79%	4.54%	5.43%

Internal rate of return (4)	322.00%	9.83%	11.36%

Ratio of net investment income to weighted average
partners capital	6.55%	7.49%	7.49%

Ratio of expenses to weighted average partners' capital (1)	6.29%	10.09%	10.09%
Carried Interest	-52330.73%	0.89%	-
Ratio of expenses and carried interest to weighted average
partners' capital	-52324.44%	10.98%	10.09%

Partners' capital, end of year	$41,895,520	$84,155,445	$126,050,965
Portfolio turnover rate			0.00%

For the year ended December 31, 2014
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	6.67%	5.39%	5.39%
Carried Interest (3)	1.47%	-0.36%	-
After Carried Interest	8.14%	5.03%	5.39%

Internal rate of return (4)	426.38%	10.15%	11.85%

Ratio of net investment income to weighted average
partners capital	9.92%	9.38%	9.38%

Ratio of expenses to weighted average partners' capital (1)	2.81%	4.41%	4.41%
Carried Interest	-151,179.28%	1.00%	-
Ratio of expenses and carried interest to weighted average
partners' capital	-151,176.47%	5.41%	4.41%

Partners' capital, end of year	$40,772,973	$228,041,135	$268,814,108
Portfolio turnover rate			0.00%

(Continued)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Financial Highlights
As of and for the Years Ended December 31, 2015, 2014, 2013, 2012, 2011

For the year ended December 31, 2013
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	14.95%	13.86%	13.86%
Carried Interest (3)	11.63%	-1.40%	-
After Carried Interest	26.58%	12.46%	13.86%

Internal rate of return (4)	605.95%	10.79%	12.72%

Ratio of net investment income to weighted average
partners capital	2.18%	0.86%	0.86%

Ratio of expenses to weighted average partners' capital (1)	0.31%	1.68%	1.68%
Carried Interest	-430,447.69%	2.44%	-
Ratio of expenses and carried interest to weighted average
partners' capital	-430,447.38%	4.12%	1.68%

Partners' capital, end of year	$37,704,608	$304,323,367	$342,027,975
Portfolio turnover rate			0.00%

For the year ended December 31, 2012
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	9.13%	7.70%	7.70%
Carried Interest (3)	12.58%	-0.97%	-
After Carried Interest	21.71%	6.73%	7.70%

Internal rate of return (4)	944.06%	10.54%	12.55%

Ratio of net investment income to weighted average
partners capital	8.44%	6.57%	6.57%

Ratio of expenses to weighted average partners' capital (1)	0.83%	2.30%	2.30%
Carried Interest	-327,857.36%	1.39%	-
Ratio of expenses and carried interest to weighted average
partners' capital	-327,856.53%	3.69%	2.30%

Partners' capital, end of year	$29,786,420	$331,483,559	$361,269,979
Portfolio turnover rate			15.00%

(Continued)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Financial Highlights
As of and for the Years Ended December 31, 2015, 2014, 2013, 2012, 2011

For the year ended December 31, 2011
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	8.48%	6.98%	6.98%
Carried Interest (3)	29.87%	-1.47%	-
After Carried Interest	38.35%	5.51%	6.98%

Internal rate of return (4)	1,872.29%	11.80%	14.16%

Ratio of net investment income to weighted average
partners capital	7.22%	5.82%	5.82%

Ratio of expenses to weighted average partners' capital (1)	0.83%	2.30%	2.30%
Carried Interest	-451,547.69%	1.68%	-
Ratio of expenses and carried interest to weighted average
partners' capital	-451,546.86%	3.98%	2.30%

Partners' capital, end of year	$24,474,178	$378,888,045	$403,362,223
Portfolio turnover rate			7.00%

(1)  In accordance with the Limited Partnership Agreement of the Master Fund, not all expenses are allocated to the General Partner (see Note 8).
(2)  Total return is calculated for each partner class taken as a whole.  An investor’s return may vary from these returns based on different fee arrangements (as applicable) and the timing of capital transactions.
(3)  The Carried Interest is allocated (and subsequently distributed) by the Master Fund to the General Partner as allocable shares of the Master Fund’s gains.
(4)  Internal rate of return is computed based on the actual dates of the cash inflows (capital contributions), outflows (distributions), with the exception of distributions declared but not paid, net of carried interest on a life-to date basis.

(Concluded)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

Note 1—Organization

PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”) is a limited liability partnership organized under the laws of the state of Delaware. The Master Fund is registered under the Investment Company Act of 1940, as amended. Interests in the Master Fund were issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. The investment objective of the Master Fund is to achieve attractive total returns by capitalizing on dislocations in the mortgage market through opportunistic investments primarily in U.S. residential mortgages and related assets, instruments, and entities.

The Master Fund is managed by PNMAC Capital Management, LLC (the “Investment Manager”). The Investment Manager is a registered investment adviser with the Securities and Exchange Commission (“the SEC”). The general partner of the Master Fund is PNMAC Opportunity Fund Associates, LLC (the “General Partner”), a Delaware limited liability company. Both the Investment Manager and General Partner are wholly-owned subsidiaries of Private National Mortgage Acceptance Company, LLC (“PNMAC”).

The Master Fund operates as a master fund in a master-feeder fund structure. The Master Fund acts as a central investment mechanism for (i) PNMAC Mortgage Opportunity Fund, LLC (the “Fund” or “Limited Partner”) and (ii) the General Partner. The Fund owned 56% of the Master Fund at December 31, 2015 and is the sole limited partner. The General Partner has the exclusive right to conduct the operations of the Master Fund.

The Master Fund conducts its operations through its subsidiaries: PNMAC Mortgage Co. Funding, LLC, PNMAC Mortgage Co., LLC, and PNMAC Mortgage Co (FI), LLC (these companies are referred to collectively as the “Mortgage Investments”).

•
PNMAC Mortgage Co. Funding, LLC is a wholly owned limited liability company that acquires, holds and works out distressed U.S. residential mortgage loans and holds mortgage-backed securities resulting from securitization of such mortgage loans.

•	PNMAC Mortgage Co. LLC is a wholly owned limited liability company that acquires, holds and works out distressed U.S. residential mortgage loans.

•
PNMAC Mortgage Co (FI), LLC is an investment company that was formed to pool investor capital and take an interest in the proceeds of FNBN I, LLC (“FNBN”). FNBN is a limited liability company formed to own a pool of residential mortgage loans in a transaction with the Federal Deposit Insurance Corporation (the “FDIC”).

PNMAC Mortgage Co (FI), LLC is the sole member and manager of FNBN. Accordingly, PNMAC Mortgage Co (FI), LLC consolidates its investment in FNBN. The FDIC owns a substantial participation interest in the proceeds of the mortgage loans held by FNBN that depends on the amount of proceeds collected. The FDIC’s interest in FNBN is shown as a Non-controlling Interest in the Master Fund (the “Non-controlling Interest”). The FDIC’s Non-controlling Interest in FNBN is included in the Consolidated Statement of Assets and Liabilities as a component of Partners’ Capital.
The Master Fund owns a 100% interest in a series of PNMAC Mortgage Co (FI), LLC. The series holds its own assets and recognizes the revenues and expenses attributable to those assets.
PNMAC Mortgage Co (FI), LLC’s operating agreement with the FDIC governing its investment in FNBN limits PNMAC Mortgage Co (FI), LLC’s ability to transfer any of its rights or interests in

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

FNBN. PNMAC Mortgage Co (FI), LLC may only transfer all or any part of its interest or rights if (i) the transferee is a qualified transferee as defined in the operating agreement and (ii) it first obtains prior written consent of the FDIC. The contract specifies that the consent shall not be unreasonably withheld, delayed or conditioned, if the transferee is a qualified transferee.

Through its mortgage servicing agreement with PennyMac Loan Services, LLC (“PLS”), the Master Fund proactively works with borrowers to perform mortgage loan servicing and loss mitigation activities to maximize returns and minimize credit losses. PLS is a wholly owned subsidiary of PNMAC.

The Master Fund seeks to maximize the value of the mortgage loans that it acquires based on whether the acquired mortgage loans are performing or nonperforming:

•
The objective for performing mortgage loans is value enhancement through effective “high touch” servicing, which is based on significant levels of borrower outreach and contact, and the ability to implement long-term, sustainable mortgage loan modification and restructuring programs that address borrowers’ ability and willingness to pay their mortgage loans. Once the Master Fund has improved the credit quality of a mortgage loan, the Master Fund may monetize the enhanced value through various disposition strategies.

•
When mortgage loan modifications and other efforts are unable to cure distressed loans, the Master Fund’s objective is to effect timely acquisition and liquidation of the property securing the mortgage loan.

As market conditions permit, PNMAC Mortgage Co., LLC may transfer the mortgage loans it owns to the Master Fund to be securitized for financing purposes or sale. The Master Fund may hold interests in pools of such securitized mortgage loans and invests directly in other mortgage-related investment securities.

The Master Fund began operations on August 11, 2008 and will continue in existence through December 31, 2016, subject to three one-year extensions by the Investment Manager at its discretion, in accordance with the terms of the Limited Partnership Agreement governing the Master Fund.
Note 2—Significant Accounting Policies
Basis of Presentation
The Master Fund prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as codified by the Financial Accounting Standards Board (“FASB”) in its Accounting Standards Codification (the “Codification”). The Master Fund is classified as an investment company and reports its investments in accordance with the Financial Services - Investment Companies topic of the Codification.

Consolidation
The consolidated financial statements include the accounts of the Master Fund and the Mortgage Investments. Intercompany accounts and transactions have been eliminated upon consolidation.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Investment Manager to make estimates and judgments that affect the reported amount of assets and liabilities, recognition of interest income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results will likely differ from those estimates.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

Fair Value
The Master Fund carries its investments at fair value with changes in fair value recognized in current period results of operations. The Master Fund groups its assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the observability of the inputs used to determine fair value. The three levels are described below:
Level 1 – Quoted prices in active market for identical assets or liabilities.
Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing an asset or liability and are developed based on market data obtained from sources independent of the Master Fund. These may include quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk and others.
Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an asset or liability at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Investment Manager’s own judgments about the factors that market participants use in pricing an asset or liability, and are based on the best information available in the circumstances.
As a result of the difficulty in observing certain significant valuation inputs affecting “Level 3” financial statement items, the Investment Manager is required to make judgments regarding these items’ fair values. Different persons in possession of the same facts may reasonably arrive at different conclusions as to the inputs to be applied in estimating the fair value of these financial statement items and their fair values. Likewise, due to the general illiquidity of some of these financial statement items, subsequent transactions may be at values significantly different from those reported.

Short-term Investment
The short-term investment, the BlackRock Liquidity Funds: TempFund Institutional Shares is carried at fair value with changes in fair value recognized in current period results of operations.  Fair value is based on the fair value per share published by the manager of the money market fund on the valuation date.  The Master Fund’s short-term investment is classified as a “Level 1” fair value financial statement item.

Dividends on the short-term investment are accrued based on the interest earned by the money market fund reduced by its operating expenses as reported by the money market fund for the reporting period.

Interest Income Recognition
Interest income on mortgage loans is recognized over the life of the mortgage loan using the interest method. The Fund Administrator estimates, at the time of purchase, the future expected cash flows and determines the effective interest rate based on the estimated cash flows and the Master Fund’s purchase price. The Fund Administrator updates its cash flow estimates monthly.

Estimating cash flows requires a number of inputs that are subject to uncertainties, including the rate and timing of principal repayments, the mortgage note interest rate, interest rate fluctuations, interest payment shortfalls due to delinquencies on the underlying mortgage loans, the likelihood of modification and the timing of the magnitude of credit losses on the mortgage loans. The Fund Administrator, subject to the oversight of the Investment Manager, applies its judgment in developing such inputs. These uncertainties are difficult to predict and are subject to future events whose outcomes will affect the Master Fund’s interest income.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

Home Affordable Modification Program Incentive Fees
The Master Fund receives incentive fees for successful modification of certain mortgage loans that are either delinquent or at risk of default under the U.S. Department of Housing and Urban Development’s Home Affordable Modification Program (“HAMP”). HAMP establishes standard loan modification guidelines for “at risk” homeowners and provides incentive payments to certain participants for achieving modifications and successfully remaining in the program. HAMP incentive fees are recognized as income when the Master Fund receives the incentive payments.

Asset-backed Financing
The Investment Manager has elected to carry asset-backed financing at fair value to reflect the generally offsetting changes in fair value of these borrowings to changes in fair value of the mortgage loans at fair value collateralizing this financing. Changes in the fair value of asset-backed financing are recognized in current period results of operations under the caption Net change in unrealized gain on asset-backed financing. Asset-backed secured financing is categorized as a “Level 3” fair value financial statement item.

Expenses
The Master Fund is charged for those expenses that are directly attributable to it, such as, but not limited to, advisory fees, custody fees, and interest. Expenses that are not directly attributable to the Master Fund are generally allocated among the entities in proportion to their assets. All expenses are recognized on the accrual basis of accounting.

Income Taxes
The Master Fund has elected to be treated as a partnership for federal income tax purposes. Each partner is responsible for the tax liability or benefit relating to such partner’s distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements.

The Investment Manager’s assessment of the requirement to provide for income taxes also includes an assessment of the liability arising from uncertain income tax positions. The Investment Manager has concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions that will be taken on the tax return for the fiscal year ended December 31, 2015.

The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. In developing its conclusion, the Investment Manager of the Master Fund has analyzed all tax years that are open for examination by the relevant income taxing authority. As of December 31, 2015, open federal and state income tax years include the tax years ended December 31, 2012 through 2015 and December 31, 2011 through 2015, respectively. The Master Fund has no examination in progress.
If applicable, the Master Fund will recognize interest charges related to unrecognized income tax benefits in “interest expense” and penalties in “other expenses” on the consolidated statement of operations.

No distributions will be made by the Master Fund to cover any income taxes due on Limited Partner’s investments in the Master Fund. Investors may not redeem capital from the Master Fund, and they must have other sources of cash available to them to pay such income taxes.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

Partners’ Capital and Non-controlling Interest
Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of partners as of the last day of each month in accordance with the partners’ respective investment ownership percentages of the Master Fund. Net profits or net losses are measured as the net change in the fair value of the partners’ capital of the Master Fund during the fiscal period, before giving effect to any repurchases of interests in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the partners of the Master Fund other than in accordance with the partners’ respective investment ownership percentages.

The Non-controlling Interest is secured by a first priority security interest in the mortgage loans owned by FNBN.  The Non-controlling Interest will terminate upon completion of the final distribution of proceeds from FNBN’s mortgage loans. The Non-controlling Interest has no voting rights.  The Non-controlling Interest has a clean-up call right exercisable after 10 years or when the unpaid principal balance of FNBN’s mortgage loans is 10% or less of the unpaid principal balance on the date of commencement of operations.

Distributions are made to the Non-controlling Interest and the Master Fund from cash flows remaining after FNBN is reimbursed for any allowable fees and costs (including management fees payable to FNBN). Initially, the Non-controlling Interest was entitled to receive 80% of proceeds available for distribution until the total distributions were $160 million. This occurred in December 2011 and, as a result, the Non-controlling Interest receives 60% of proceeds available for distribution.
Capital Distributions and Carried Interest
Partner distributions, other than the distributions to the Non-controlling Interest, are made in accordance with the following distribution priorities:

1.
First, 100% to the Limited Partner until the Limited Partner has received 100% of the Limited Partner’s capital contributions (irrespective of whether such capital contributions were used to make investment, pay management fees and expenses or any other purpose);

2.	Second, 100% to the Limited Partner, until the Limited Partner has received a preferred return on the amounts described in (1) above calculated at a rate of 8%, compounded annually;

3.
Third, 100% to the General Partner until the General Partner has received an amount equal to 20% of the sum of (a) the profits distributed to the Limited Partner pursuant to (2) above and (b) the amount paid to the General Partner pursuant to this item (3); and

4.	Thereafter, (i) 80% to the Limited Partner and (ii) 20% to the General Partner.
The amounts relating to items 3 and 4 above relating to the General Partner are referred to as “Carried Interest”. The Carried Interest is allocated (and subsequently distributed) by the Master Fund to the General Partner as allocable shares of the Master Fund’s gains.

Indemnifications
Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

may not occur. However, the Master Fund has not had prior claims or losses pursuant to these contracts, has not recorded any amounts as of December 31, 2015, and expects the risk of loss to be remote.

Note 3—Fair Value

Following is a summary of financial statement items that are measured at fair value on a recurring basis for the year ended December 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Short-term investment	$43,231,174	$-	$-	$43,231,174
Mortgage loans	-	-	147,321,277	147,321,277
Real estate acquired in settlement of loans	-	-	28,868,864	28,868,864
	$43,231,174	$-	$176,190,141	$219,421,315
Liabilities:
Asset-backed financing	$-	$-	$86,629,398	$86,629,398
	$-	$-	$86,629,398	$86,629,398

There were no transfers of items measured at fair value between fair value hierarchy levels during the year ended December 31, 2015.
The following tables present a roll forward of financial statement items for which Level 3 inputs were used to determine fair value for year ended December 31, 2015.
	Mortgage loans	Real estate acquired in settlement of loans	Total
Assets:
Balance at January 1, 2015	$212,815,629	$24,695,810	$237,511,439
Sales	(47,399,247)	(18,483,888)	(65,883,135)
Repayments	(17,521,206)	-	(17,521,206)
Capitalization of interest	5,947,139	-	5,947,139
Accrual of unearned discounts	16,918,070	-	16,918,070
Transfers of mortgage loans and advances to REO	(22,692,633)	28,276,807	5,584,174
Net gains (losses) on investments:
Realized	7,481,186	(5,297,713)	2,183,473
Unrealized*	(8,227,661)	(322,152)	(8,549,813)
Balance at December 31, 2015	$147,321,277	$28,868,864	$176,190,141

Changes in fair value recognized during the year
relating to assets still held at December 31, 2015	$3,109,196	$(1,472,252)	$1,636,944

*Changes in fair value as a result of changes in instrument-specific credit risk relating to mortgage loans resulted in a net gain of $2,702,210 for the year ended December 31, 2015.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

Asset-backed financing
Liabilities:
Balance at January 1, 2015	$-
Sales	110,816,337
Repurchases	(23,426,186)
Net unrealized gain on asset-backed financing	(760,753)
Balance at December 31, 2015	$86,629,398

Valuation Techniques and Assumptions
Most of the Master Fund’s assets and liabilities are carried at fair value with changes in fair value recognized in current period operations. A substantial portion of those assets and liabilities are “Level 3” financial statement items which require the use of significant unobservable inputs in the estimation of the items’ fair values. Unobservable inputs reflect the Investment Manager’s own judgments about the factors that market participants use in pricing an asset or liability, and are based on the best information available under the circumstances.
Because the fair value of “Level 3” financial statement items is difficult to estimate, the Investment Manager’s process includes performance of these items’ valuation by a specialized staff and significant executive management oversight. The Investment Manager has assigned the responsibility for estimating the fair values of “Level 3” financial statement items to its Financial Analysis and Valuation group (the “FAV group”), which is responsible for estimating the fair value of and monitoring the Master Fund’s investment portfolios and maintenance of its valuation policies and procedures.

The Investment Manager’s FAV group submits the results of its valuations to the Investment Manager’s valuation committee, which oversees and approves the valuations. The Investment Manager’s valuation committee includes the chief executive, financial, operating, credit, and asset/liability management officers of PNMAC.

The FAV group monitors the models used for valuation of the Master Fund’s “Level 3” financial statement items, including the models’ performance versus actual results and reports those results to the valuation committee. The results developed in the FAV group’s monitoring activities are used to calibrate subsequent projections used to estimate fair value.
The FAV group is responsible for reporting to the Investment Manager’s valuation committee on a monthly basis on the changes in the valuation of the portfolio, including major factors affecting the valuation and any changes in model methods and inputs. To assess the reasonableness of its valuations, the FAV group presents an analysis of the effect on the valuation of each of the changes to the significant inputs to the models.
The following describes the methods used to estimate the fair values of Level 3 financial statement items:
Mortgage Loans
Mortgage loans held by the Master Fund are generally not saleable into active mortgage loan markets. Therefore the Master Fund classifies these assets as “Level 3” financial statement items, and their fair values are generally estimated using a discounted cash flow valuation model. Inputs to the model include current interest rates, loan amount, payment status and property type, and forecasts of future interest rates, home prices, prepayment speeds, default and loss severities.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

The valuation process includes the computation by stratum of the mortgage loan population and a review for reasonableness of various measures such as weighted average life, projected prepayment and default speeds, and projected default and loss percentages. The Investment Manager’s FAV staff computes the effect on fair value of changes in inputs such as interest rates, home prices, and delinquency status to assess the reasonableness of changes in the mortgage loans’ fair values. The results of the estimates of fair value of the Master Fund’s mortgage loans are reported to the Investment Manager’s valuation committee as part of its review and approval of monthly valuation results.

Changes in fair value attributable to investment-specific credit risk are measured by the effect on the mortgage loan’s fair value of changes in the respective mortgage loan’s delinquency status and history at period-end from the later of the beginning of the period or acquisition date.
The significant unobservable inputs used in the fair value measurement of the Master Fund’s mortgage loans are discount rate, home price projections, voluntary prepayment speeds and default speeds. Significant changes in any of those inputs in isolation could result in a significant change to the mortgage loans’ fair value. Increases in home price projections are generally accompanied by an increase in voluntary prepayment speeds.

Following is a quantitative summary of key inputs used in the valuation of mortgage loans at fair value:

Range
Valuation technique	Key inputs	(Weighted average)
Discounted cash flow	Discount rate	2.45% - 27.01%
(9.63%)
	Twelve-month housing price index change	1.27% - 4.73%
(3.40%)
	Life Voluntary Constant Repayment Rate	0.03% - 3.29%
(2.69%)
	Life Total Conditional Prepayment Rate	1.30% - 21.47%
(16.61%)

Real Estate Acquired in Settlement of Loans
Fair value of real estate acquired in settlement of loans (“REO”) is determined by using a current estimate of fair value from a broker’s price opinion, a full appraisal or the price given in a pending contract of sale. REO fair values are reviewed by the Investment Manager’s staff appraisers when the Master Fund obtains multiple indications of fair value and there are significant differences between the fair values received. The Investment Manager’s staff appraisers will attempt to resolve the differences between the indications of fair value. In circumstances where the appraisers are not able to generate adequate data to support a fair value conclusion, the staff appraisers will order an additional appraisal to resolve the property’s fair value.

REO may be subsequently revalued due to the Master Fund receiving greater access to the property, the property being held for an extended period or the Investment Manager receiving indications that the property’s fair value may not be supported by developing market conditions.

Asset-Backed Financing
The fair value of the Master Fund’s asset-backed financing is established based on quoted indications of fair value provided by non-affiliate brokers.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

Note 4—Concentration of Credit Risk

The Master Fund has assumed a concentration of credit risk in connection with its investments in mortgage loans and REO.

The following is a summary of the distribution of mortgage loans held by the Master Fund as measured by fair value at December 31, 2015:

			Weighted
		% Partners'	average note
Occupancy	Fair value	capital	interest rate
Owner occupied	$121,620,089	80.56%	4.31%
Investment property	24,729,533	16.38%	5.58%
Second property	957,563	0.63%	7.22%
Unsecured	14,092	0.01%	0.00%
Total portfolio	$147,321,277	97.58%	4.52%

			Weighted
		% Partners'	average note
Loan Type	Fair value	capital	interest rate
Adjustable rate / Hybrid	$50,031,042	33.14%	5.51%
Fixed interest rate	61,910,406	41.01%	5.27%
Balloon	1,367,284	0.91%	6.54%
Step rate	33,960,375	22.49%	2.17%
Other	52,170	0.03%	7.00%
Total portfolio	$147,321,277	97.58%	4.52%

			Weighted
		% Partners'	average note
Lien Position	Fair value	capital	interest rate
1st Lien	$145,725,562	96.52%	4.41%
2nd Lien	1,581,623	1.05%	6.28%
Unsecured	14,092	0.01%	0.00%
Total portfolio	$147,321,277	97.58%	4.52%

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

			Weighted
		% Partners'	average note
Loan Age (1)	Fair value	capital	interest rate
Less than 24 months	$69,987	0.05%	4.27%
24-36 months	138,853	0.09%	4.49%
36-48 months	114,454	0.08%	5.59%
48-60 months	4,587	0.00%	5.25%
60 months or more	146,993,396	97.36%	4.52%
Total portfolio	$147,321,277	97.58%	4.52%

1 Loan Age reflects the age of the loan as of December 31, 2015.
			Weighted
		% Partners'	average note
FICO Distribution (2)	Fair value	capital	interest rate
Less than 600	$97,784,165	64.78%	4.34%
600 - 649	19,675,381	13.03%	5.05%
650 - 699	16,957,942	11.23%	4.78%
700 - 749	8,231,714	5.45%	5.49%
More than 750	4,657,983	3.09%	3.34%
Unsecured	14,092	0.01%	0.00%
Total portfolio	$147,321,277	97.58%	4.52%

2 FICO score data is presented at the date of origination of the mortgage loan or the date of acquisition by the Master Fund, depending on the information available at the time of trade.
			Weighted
		% Partners'	average note
Current Loan-to-Value (3)	Fair value	capital	interest rate
Less than 80%	$31,853,238	21.10%	5.08%
80% - 99.99%	30,963,215	20.51%	4.51%
100% - 119.99%	34,931,234	23.14%	4.53%
120% or more	49,559,498	32.83%	4.34%
Unsecured	14,092	0.01%	0.00%
Total portfolio	$147,321,277	97.58%	4.52%

3 Current loan-to-value measures the ratio of the current balance of the loan and all superior liens (“Loan”) to the estimate of the fair value of the property securing the liens as of December 31, 2015.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

			Weighted
		% Partners'	average note
Geographic Distribution	Fair value	capital	interest rate
New York	$35,459,661	23.48%	5.12%
California	21,450,809	14.21%	3.20%
Florida	19,234,611	12.74%	5.19%
New Jersey	10,466,862	6.93%	5.04%
Massachusetts	6,862,174	4.55%	4.22%
Maryland	5,372,866	3.56%	3.58%
Other / Unsecured	48,474,294	32.11%	4.41%
Total portfolio	$147,321,277	97.58%	4.52%

			Weighted
		% Partners'	average note
Payment Status	Fair value	capital	interest rate
Current (4)	$47,824,660	31.68%	3.44%
30 days delinquent	13,618,575	9.02%	3.64%
60 days delinquent	7,328,201	4.85%	3.06%
90 days or more delinquent	32,455,221	21.50%	5.01%
In foreclosure	46,094,620	30.53%	5.75%
Total portfolio	$147,321,277	97.58%	4.52%

4 Current mortgage loans include mortgage loans in and adhering to a forbearance plan as of December 31, 2015.
Following is a summary of the distribution of REO:

		% Partners'
Geographic Distribution	Fair value	capital
Florida	$8,424,271	5.58%
New Jersey	4,966,393	3.29%
Illinois	3,547,944	2.35%
New York	2,312,444	1.53%
Minnesota	1,709,900	1.13%
Other	7,907,912	5.24%
Total portfolio	$28,868,864	19.12%

		% Partners'
Property Type	Fair value	capital
Single family residence	$16,845,077	11.14%
2 to 4 dwelling units	3,558,188	2.36%
Condo	2,712,636	1.80%
Planned unit development	5,218,963	3.46%
Townhouse	495,000	0.33%
Other	39,000	0.03%
Total portfolio	$28,868,864	19.12%

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

Note 5—Asset-backed Financing
On April 9, 2015, the Master Fund entered into a transaction to securitize certain mortgage loans and REO by transferring them into PNMAC 2015-NPL1, LLC (the “NPL Trust”) which then issued Asset-Backed Notes Series 2015-NPL1 (the “Notes”). Deutsche Bank National Trust Company serves as the Indenture Trustee. The Notes have a contractual maturity date of March 25, 2055, and an interest rate of 4%. The amounts of mortgage loans and real estate acquired in settlement of loans that are pledged as collateral are disclosed in the consolidated summary schedule of investments and may not be re-pledged in other borrowing transactions.  The reserve cash account pertaining to the NPL Trust holds $1,554,858 and is included in other assets on the consolidated statement of assets and liabilities.  There are no other material net assets held in the NPL Trust.

The NPL Trust is determined to be a variable interest entity (“VIE”). The Master Fund is the primary beneficiary as it holds significant variable interests and continues to service all of the mortgage loans, as well as having the power to direct the activities that most significantly impact the economic performance of the NPL Trust and could absorb credit losses that could potentially be significant to the NPL Trust. As the primary beneficiary, the assets and liabilities of the NPL Trust have been reflected in the consolidated financial statements.  The securitized mortgage loans and real estate acquired in settlement of loans continue to be recorded as such and the obligation to remit certain cash flows collected from the borrowers to the holders of the Notes issued was recorded as an asset-backed financing liability.

Note 6—Investment Advisory, Administration and Custodian Fees

The Master Fund has an Investment Management Agreement with PNMAC Capital Management, LLC. Under the terms of the agreement, the Master Fund pays the Investment Manager a fee equal to an annual rate of 1.5% of the Master Fund’s net asset value so long as the fee does not exceed 1.5% of the aggregate capital contributions to the Master Fund. The investment advisory fee is calculated and accrued monthly based on the partners’ capital balances and is paid to the Investment Manager quarterly after the end of the quarter.

The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund's administrator, fund accountant, transfer agent, and dividend paying agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Master Fund's total monthly net assets, 0.03% on the next $1,000,000,000 of the Master Fund's total monthly net assets, and 0.02% on the balance of the Master Fund's total monthly net assets subject to an annual minimum fee of $180,000. Administration fees for the year ended December 31, 2015 totaled $249,882.
The Master Fund has engaged U.S. Bank, N.A. to provide mortgage loan accounting services for the mortgage loans held in the Mortgage Investments. The Master Fund and subsidiaries pay U.S. Bank, N.A. a monthly fee computed at an annual rate of 0.9 basis points of unpaid principal balance of mortgage loans subject to an annual minimum fee of $20,000 across all funds managed by the Investment Manager. The mortgage loan accounting fees charged to the Master Fund for the year ended December 31, 2015 totaled $31,310.

U.S. Bank, N.A. serves as the Master Fund's custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of one basis point on the Master Fund's average daily market value of its short-term investment, subject to an annual minimum fee of $28,800 across all funds managed by the Investment Manager. Custodian fees charged to the Master Fund for the year ended December 31, 2015 totaled $51,743.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

Note 7—Directors and Officers
The Fund and Master Fund share the same board of directors. The Master Fund’s board of directors has overall responsibility for monitoring and overseeing the investment program of the Master Fund and its management and operations. All directors’ fees and expenses are paid by the Master Fund. Independent directors receive an annual retainer of $64,800 and a fee per meeting of the board of directors or committees of $2,000, subject to a cap of $15,000 per year for all non-regularly-scheduled meetings. The chairperson of the audit committee receives an annual retainer of $10,000 in addition to the amounts above. Directors are reimbursed by the Master Fund for their travel expenses related to board meetings. The total directors’ fees and expenses incurred for the year ended December 31, 2015 were $281,940, of which $67,600 was payable at year end.

One of the directors is an officer of the Investment Manager and the Master Fund and receives no compensation from the Master Fund for serving as a Director. Certain officers of the Master Fund are affiliated with the Investment Manager. Such officers receive no compensation from the Master Fund for serving in their respective roles.

Note 8—Transactions with Affiliates

PLS acts as the primary mortgage servicer for all mortgage loans owned by the Master Fund. The servicing agreement between PLS and Master Fund generally provides for servicing fees of 50 to 100 basis points of unpaid principal balance per year, depending on the type and quality of mortgage loans being serviced, plus other specified fees and charges. The servicing agreement also requires that PLS will rebate to the Master Fund an amount equal to the cumulative profit, if any, of the servicing operations attributable to the loans owned by the Master Fund, and conversely, charge the Master Fund if a loss has been incurred in order to effect overall “at cost” pricing with respect to loan servicing activities for such assets. Under a separate agreement between the Master Fund and the Investment Manager, the Investment Manager will cause PLS to rebate to the Master Fund an amount equal to 13% of servicing-related fees charged to the Master Fund to approximate overall “at cost” pricing with respect to mortgage loan servicing activities for such assets, and the Investment Manager will represent on an annual basis to the Master Fund’s board of directors whether servicing fees paid net of the rebate have in fact not exceeded the actual cash costs incurred in servicing the mortgage loans owned by the Master Fund.

Total mortgage loan servicing fees charged by PLS before the rebate and waiver for the year ended December 31, 2015 totaled $2,698,019. For the year ended December 31, 2015, PLS reduced mortgage loan servicing fees by providing a rebate of $350,409 and a waiver of $601,560 relating to activity fees for the sale of certain mortgage loans.

As of December 31, 2015, substantially all of the receivable from PLS of $16,321,728 on the Consolidated Statement of Assets and Liabilities represents funds advanced to PLS to fund collection and liquidation costs relating to mortgage loans and REO serviced by PLS on the Master Fund’s behalf as well as principal, interest, and mortgage loan and REO sales proceeds collections receivable.

As of December 31, 2015, substantially all of the payable to PLS of $726,753 on the Consolidated Statement of Assets and Liabilities represents accrued mortgage loan servicing fees and collection and liquidation expenses payable.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

Following is a summary of payments made to the Investment Manager for reimbursable expenses paid on the Master Fund and subsidiaries’ behalf during the year ended December 31, 2015:

Professional fees	$418,774
Insurance	172,365
Collateral valuation	169,557
Investment software licensing	60,503
Asset-backed financing issuance costs	11,150
Registration fees	7,015
Custodian fees	3,742
Total	$843,106

The Master Fund incurred investment advisory fees of $2,084,407 during the year ended December 31, 2015, of which $317,284 was payable to the Investment Manager at year end.

As of December 31, 2015, $41,893,330 in Carried Interest has been accrued and reallocated from the Limited Partner’s capital account to the General Partner’s capital account of which $1,122,441 was allocated in the year ended December 31, 2015.

The General Partner is not charged a management fee. The only expenses charged to the General Partner are those specifically relating to it.

The Master Fund’s short-term investment, the BlackRock Liquidity Funds: TempFund Institutional Shares, is managed by BlackRock Institutional Management Corporation, which is a wholly owned subsidiary of BlackRock, Inc. BlackRock Inc. is an affiliate of the Master Fund. The Master Fund had $43,231,174 invested in the short-term investment at December 31, 2015, and for the year ended December 31, 2015, the Master Fund received $46,801 of dividend income from this short-term investment.
Note 9—Risk Factors
The Master Fund’s investment activities expose it to various types and degrees of risk associated with the assets and markets in which it invests.

Investments in mortgage loans have exposure to risk that includes interest rate risk, market risk, and default risk (the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of a mortgage loan participation). Mortgage loans are also subject to prepayment risk, which will affect the maturity of, and yield on, such investments.

Investments in REO are also subject to various risk factors. Generally, REO investments could be adversely affected by a recession, natural disaster or general economic downturn in the area where the properties are located as well as the availability of similar properties in such area. REO investment performance is also subject to the effectiveness of a particular property manager in managing the property.

The Master Fund is indirectly subject to interest rate risk. Interest rate risk is the risk that investments in mortgage loans held by the Master Fund’s subsidiaries will decrease in fair value because of changes in

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2015

market interest rates. Investments in mortgage loans with long-term maturities may experience significant decreases in fair value if long-term mortgage interest rates increase.

Market risk represents the potential loss in fair value of financial instruments caused by movements in market factors including, but not limited to, market liquidity, investor sentiment, interest rates and foreign exchange rates. The Master Fund’s portfolio includes certain investments that are generally illiquid and have a greater amount of market risk than more liquid investments. These investments may trade in limited markets or have restrictions on resale or transfer and may not be able to be liquidated on demand if needed. The fair value assigned to these investments may differ significantly from the fair values that could be realized upon liquidation or that would have been used had a ready market existed. Such differences could be material to the financial statements.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of borrowers to make principal payments and interest payments. An economic downturn could severely affect the ability of highly leveraged borrowers to service their debt obligations or to repay their obligations. Under adverse market or economic conditions, the secondary market could contract as well, increasing the illiquid nature of the mortgage loans. As a result, the Master Fund and subsidiaries could find it more difficult to sell mortgage loans or may be able to sell only at prices lower than if such investments were widely traded.

An investment in the Master Fund is subject to investment risk, including the possible loss of the entire investment. An investment in the Master Fund represents an indirect investment in the mortgage loans and REO held by the Master Fund’s subsidiaries. The fair value of mortgage loans and REO, like other market investments, may move up or down, sometimes rapidly and unpredictably. An investment in the Master Fund at any point in time may be worth less than the original investment. Investment fair values can fluctuate for several reasons including the general condition of the mortgage and real estate markets, or when political or economic events affecting the issuers occur.

As part of its investment strategy, the Master Fund may utilize borrowings. Master Fund investments may also use borrowings in the ordinary course of their operations. The use of borrowings, and the Master Fund’s ability to service the debt and comply with all of the covenants relating to such borrowings, may materially affect the operations of the Master Fund or its investments, and thus its ultimate fair value. Financing may not always be available on acceptable terms, in the necessary amounts, or for the period needed. This could have a material negative effect on the performance of the Master Fund.

The Master Fund clears substantially all of its investment purchases and sales and maintains substantially all of its investments and short-term investment positions at U.S. Bank, N.A. Credit risk is measured by the loss the Master Fund would record if U.S. Bank, N.A. failed to perform pursuant to the terms of its obligations.
Note 10—Subsequent Events
Management has evaluated all events or transactions through the date of issuance of these financial statements. During this period, the Master Fund paid distributions to the Fund in the amount of $22,400,000 for the payment of distributions to common shareholders.

****

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Report of Independent Registered Public Accounting Firm
As of and for the Year Ended December 31, 2015

To the Board of Directors and Partners of
PNMAC Mortgage Opportunity Fund, LP and subsidiaries:
We have audited the accompanying consolidated statement of assets and liabilities of PNMAC Mortgage Opportunity Fund, LP and subsidiaries (the “Master Fund”), including the consolidated summary schedule of investments, as of December 31, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in partners’ capital for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from the custodian, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PNMAC Mortgage Opportunity Fund, LP and subsidiaries as of December 31, 2015, the results of their operations and their cash flows for the year then ended, the changes in their partners’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 3 to the consolidated financial statements, the financial statements include investments in mortgage loans and real estate acquired in settlement of loans, valued at $176,190,141 (80.3% of total assets) and an asset-backed financing liability, valued at $(86,629,398) (98.1% of total liabilities) as of December 31, 2015, whose fair values have been estimated by management in the absence of readily determinable fair values.

Los Angeles, California
February 29, 2016

PNMAC Mortgage Opportunity Fund, LP
Additional Information

Form N-Q
The Master Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Master Fund’s Form N-Q is available without charge by visiting the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to portfolio securities are available to stockholders (i) without charge, upon request, by calling the Master Fund collect at (818) 224-7442; and (ii) on the SEC’s Website at http://www.sec.gov.

Board of Directors
The Master Fund’s Form N-2 includes additional information about the Master Fund’s directors and is available upon request without charge by calling the Master Fund collect at (818) 224-7442 or by visiting the SEC’s Website at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may,'' “will,'' “believe,'' “attempt,'' “seem,'' “think,'' “ought,'' “try,'' and other similar terms. The Master Fund’s past investment performance and returns are not predictive of its future investment performance and returns. The Master Fund cannot promise future investment performance or returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Approval of Investment Management Agreement
June 19, 2015, the Board of Directors of the Master Fund and the Fund (collectively, the “Funds”), including the “non-interested” Directors (the “Independent Directors”), met in person and voted to approve the continuance of the Investment Management Agreements (including the portions of the Master Fund’s partnership agreement referred to therein) with the Investment Manager for an additional year.

In considering whether to recommend approval of the Investment Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager and counsel to the Independent Directors. The Independent Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following:

(i) The nature, extent, and quality of services expected to be provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provided to the Funds since inception in August 2008 and are expected to continue to provide to the Funds.  In addition, the Independent Directors considered the size, education, background, and experience of the Investment Manager’s staff, including the mortgage finance and capital markets experience of the Investment Manager’s senior management team.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services provided since inception and expected to be provided by the Investment Manager to the Funds, and the experience and expertise of the personnel performing such services, was consistent with the nature, extent, and quality expected of an investment adviser of investment vehicles such as the Funds.

PNMAC Mortgage Opportunity Fund, LP
Additional Information

(ii) The investment performance of the Funds and the Investment Manager.  The Independent Directors received information about the performance of the Funds and the Investment Manager in managing the Fund.  The Directors also received performance information regarding the Funds compared to certain indexes, benchmarks, and/or registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Funds.  The Independent Directors considered the estimated cost of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager.  The Independent Directors noted that the compensation terms would remain the same.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.  The Independent Directors also reviewed and took into account other relationships between the Funds and the Investment Manager and its related persons, including the shareholder servicing agreement between the Investment Manager and the Fund, the mortgage servicing agreements between the Master Fund and an affiliate of the Investment Manager, and an agreement with BlackRock, which has an investment in the Investment Manager’s parent company, for a portfolio valuation analytic model.  The Independent Directors also considered the compensation charged by the Investment Manager to its other clients.  Finally, the Independent Directors took those other service agreements into account in the context of evaluating the profitability of the Investment Manager in respect of the overall relationship of the Investment Manager and its related persons to the Funds.

(iv) Economies of Scale.  The Independent Directors also considered that possible economies of scale from future growth of the Funds were not relevant inasmuch as the Funds were closed to any new investment and had limited terms.

The Independent Directors had an opportunity to have Executive Session with counsel to the Independent Directors.  During the course of their deliberations at the meeting on June 19, 2015, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Investment Management Agreements including, but not limited to:  the expenses incurred in performance of services by the Investment Manager; the compensation to be received by the Investment Manager under the Investment Management Agreements; the fees charged by the Investment Manager’s peers; the past performance of the Investment Manager; and the range and quality of services provided by the Investment Manager.

The Independent Directors expressed satisfaction with the information provided at the meeting on June 19, 2015 and prior meetings, and acknowledged that they had received sufficient information to consider and approve the continuance of the Investment Management Agreements.  No single factor was determinative to the decision of the Independent Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the continuance of the Investment Management Agreements.

The Independent Directors concluded that the compensation that the Investment Manager would receive under the Investment Management Agreements was reasonable.

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Independent Directors
Nancy Corsiglia (59) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Chairman	Indefinite Term. Served since August 25, 2010.	Managing Director of Devonshire Advisory Group since 2009. Engagement Partner at Tatum from 2014 to 2015 and Managing Director-Finance at Strategic Risk Associates, LLC from 2012 to 2014. Previously, Executive Vice President and Chief Financial Officer of Bank of Virginia from 2010 to 2011. Previously, Executive Vice President and Chief Financial Officer of Federal Agricultural Mortgage Corp.	2
Member of Advisory Board of Apprendis LLC and Member of Board of Directors of Partners for Haitian Children. Previously a member of Board of Trustees of the Stoneleigh-Burnham School and Board of Directors of the National Symphony Orchestra.

Thomas P. Gybel (48) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Chairman; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008.	Senior advisor to financial services companies, Managing Director of White Mountains Capital Inc. from 2008 to 2010, and Managing Director of Global Finance for Deutsche Bank Securities Inc. from 2004 to 2007.	2	Member of Board of Directors and Chairman of the Special Committee of Ambac Assurance Corporation and Member of Board of Directors of Det Danske Suzuki Institut

Peter W. McClean (72) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008.	Managing Director of Gulfstream Advisors LLC since 2004 and President and Chief Executive Officer of Measurisk LLC from 2001 through 2003.	2	Member of Board of Directors of Northeast Bank, AZL Variable Insurance Products Trust and AZL Fund of Funds Trust (Allianz Funds).

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Interested Directors
David A. Spector (52) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director, Executive Managing Director, President, Chief Operating Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Chief Investment Officer of the Investment Adviser; formerly, Co-Head of Global Residential Mortgages for Morgan Stanley and Senior Managing Director, Secondary Markets for Countrywide Financial Corporation.	2
Member of the Board of Directors of: PennyMac Financial Services, Inc.; PNMAC Mortgage Co., LLC; PennyMac Loan Services, LLC; PNMAC Opportunity Fund Associates, LLC; Copper Securities Holding, LLC; PennyMac GP OP, Inc.; PennyMac Corp; PennyMac Loan Services, Inc.; PNMAC Capital Management, LLC; PMT NPL Financing, LLC; PNMAC Finance Corporation; and PMT Funding, LLC. Member of the Board of Trustees of PennyMac Mortgage Investment Trust.

Stanford L. Kurland (63) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Executive Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Founder, Chairman and Chief Executive Officer of the Investment Adviser; formerly, Chief Financial Officer and Chief Operating Officer of Countrywide Financial Corporation.	2
Member of the Board of Directors of: PennyMac Financial Services, Inc.; PNMAC Mortgage Co., LLC; PennyMac Loan Services, LLC; PNMAC Opportunity Fund Associates, LLC; Copper Securities Holding, LLC; PennyMac GP OP, Inc.; PennyMac Corp; PennyMac Loan Services, Inc.; PNMAC Capital Management, LLC; PMT NPL Financing, LLC; PNMAC Finance Corporation; and PMT Funding, LLC. Member of the Board of Trustees of PennyMac Mortgage Investment Trust.

David M. Walker (60) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Senior Managing Director and Chief Risk Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since May 29, 2008.	Senior Managing Director and Chief Risk Officer of the Investment Adviser; formerly, Chief Lending Officer, Chief Credit Officer and Executive Vice President of Secondary Marketing for Countrywide Bank, N.A.	2	None

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Anne D. McCallion (61) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Senior Managing Director and Chief Financial Officer	Indefinite Term. Served since April 27, 2009.	Senior Managing Director and Chief Financial Officer of the Investment Adviser; formerly Senior Managing Director and Deputy Chief Financial Officer for Countrywide Financial Corporation	2	Director of PennyMac Corp.

Derek W. Stark (48) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Managing Director, Chief Legal Officer and Secretary, Authorized person	Indefinite Term. Served since August 14, 2012.	Managing Director, General Counsel, and Secretary of the Investment Adviser	2	Member of the Board of Managers of Copper Insurance, LLC; Member of the Board of Trustees of West Hills Hospital & Medical Center

Emily Silva (51) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Compliance Officer	Indefinite Term.	Chief Compliance Officer of the Investment Adviser; Compliance Director, Cipperman Compliance Services, LLC	2	None

Vandad Fartaj (41) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Senior Managing Director and Chief Capital Markets Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since March 3, 2010	Senior Managing Director and Chief Capital Markets Officer of the Investment Adviser; formerly, Managing Director, Capital Markets for PNMAC Capital Markets, LLC, and Vice President, Whole Loan Trading for Countrywide Securities Corporation	2	None

Andy S. Chang (38) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Senior Managing Director and Chief Business Development Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since May 29, 2008	Senior Managing Director and Chief Business Development Officer of the Investment Adviser; formerly, Director at Blackrock and leader of its Advisory Services practice	2	None

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-818-746-2046.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Peter W. McClean is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed to the Fund and an affiliated Master Fund, PNMAC Mortgage Opportunity Fund, LP for each of the last two fiscal years for audit fees, and tax fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$200,000	$329,237
Audit-Related Fees	$0	$ 0
Tax Fees	$17,800	$17,877
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The Five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Stanford L. Kurland, David A. Spector, David M. Walker, Andy S. Chang, and Vandad Fartaj.  The titles, business experience, and length of service of Messrs. Kurland, Spector, Walker, Chang, and Fartaj are included in the following table:

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Stanford L. Kurland (63) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, California 93021	Founder, Chairman and Chief Executive Officer of the Investment Adviser	Served since May 29, 2008	Founder, Chairman and Chief Executive Officer of the Investment Adviser; formerly, Chief Financial Officer and Chief Operating Officer of Countrywide Financial Corporation.	Chairman and Chief Executive Officer of the Investment Adviser
David A. Spector (52) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, California 93021	Executive Managing Director and Chief Investment Officer of the Investment Adviser	Served since May 29, 2008
Executive Managing Director and Chief Investment Officer of the Investment Adviser; formerly, Co-Head of Global Residential Mortgages for Morgan Stanley and Senior Managing Director, Secondary Markets for Countrywide Financial Corporation.

As Executive Managing Director and Chief Investment Officer, is responsible for oversight of all activities pertaining to investments, and directs the activities of portfolio management, capital markets, and credit as each relates to mortgage credit and company credit risk

David M. Walker (60) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, California 93021	Senior Managing Director and Chief Risk Officer of the Investment Adviser	Served since May 29, 2008
Senior Managing Director and Chief Risk Officer of the Investment Adviser; formerly, Chief Lending Officer, Chief Credit Officer and Executive Vice President of Secondary Marketing for Countrywide Bank, N.A.

As Senior Managing Director and Chief Risk Officer, is responsible for developing and maintaining the loan grading system, default curves, the loan loss severity matrix, new loan underwriting and modification standards, overseeing representation and warranty claims.

Andy S. Chang (38) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, California 93021	Senior Managing Director and Chief Business Development Officer of the Investment Adviser	Served since May 29, 2008	Senior Managing Director and Chief Business Development Officer of the Investment Adviser; formerly, Director at Blackrock and leader of its Advisory Services practice
As Senior Managing Director and Chief Business Development Officer, is responsible for establishing relationships with sellers, negotiating purchase/sales agreements, and coordinating transaction details.

Vandad Fartaj (44) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, California 93021	Senior Managing Director and Chief Capital Markets Officer of the Investment Adviser	Served since March 3, 2010
Senior Managing Director and Chief Capital Markets Officer of the Investment Adviser; formerly, Managing Director, Capital Markets for PNMAC Capital Markets, LLC, and Vice President, Whole Loan Trading for Countrywide Securities Corporation
As Senior Managing Director and Chief Capital Markets Officer, is responsible for all capital markets activities including asset valuation, trading, hedging and research.

(2) The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of December 31, 2015:

Name of Manager	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for Which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Stanford L. Kurland
Registered investment companies	2	$344,364,570	2	$344,364,570
Other pooled investment vehicles	3	$5,990,689,286	2	$5,945,551,950
Other accounts				$0
David A. Spector
Registered investment companies	2	$344,364,570	2	$344,364,570
Other pooled investment vehicles	3	$5,990,689,286	2	$5,945,551,950
Other accounts				$0
Vandad Fartaj
Registered investment companies	2	$344,364,570	2	$344,364,570
Other pooled investment vehicles	3	$5,990,689,286	2	$5,945,551,950
Other accounts				$0
David M. Walker
Registered investment companies	2	$344,364,570	2	$344,364,570
Other pooled investment vehicles	3	$5,990,689,286	2	$5,945,551,950
Other accounts				$0
Andy S. Chang
Registered investment companies	2	$344,364,570	2	$344,364,570
Other pooled investment vehicles	3	$5,990,689,286	2	$5,945,551,950
Other accounts				$0

 Potential Material Conflicts of Interests:

The Investment Adviser and its respective affiliates, members and employees may manage or advise other clients, including other investment vehicles and entities ("Other Accounts"). Investment opportunities will be apportioned among the Fund and Other Accounts pursuant to an allocation methodology that assesses the risk/ expected return of loans in a given population such that each Fund and Other Accounts receive a pro-rata share based on capital available for investment. There is no assurance that the Fund will be offered any specific investment opportunities that come to the attention of the Investment Adviser or that the Fund will be permitted to invest the full amount it desires to invest in any such opportunity that is made available.

(3) Compensation:

Messrs. Kurland, Spector, Walker, Chang, and Fartaj receive a fixed salary and a discretionary bonus from Private National Mortgage Acceptance Company, LLC (“PennyMac”), the parent company of the Investment Adviser. Additionally, each of the managers will receive pro rata distributions of the profits of PennyMac based on his equity interest therein. During the year ended December 31, 2014, Messrs. Kurland, Spector, Walker, Chang, and Fartaj received from one of the managed accounts restricted stock units, which vest over a four year period.  None of Messrs. Kurland, Spector, Walker, Chang and Fartaj receive any direct compensation from the Registrant.

(4) The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of December 31, 2015:

Name of Manager	Aggregate Dollar Range of Holdings in the Registrant
Stanford L. Kurland	$1 - $10,000
David A. Spector	None
David M. Walker	None
Andy S. Chang	None
Vandad Fartaj	None

(b)            Not applicable.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any changes to procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable during this period.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PNMAC Mortgage Opportunity Fund, LLC

By (Signature and Title)	/s/ Stanford L. Kurland
Stanford L. Kurland, CEO

Date	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stanford L. Kurland
Stanford L. Kurland, CEO

Date	March 8, 2016

By (Signature and Title)	/s/ Anne D. McCallion
Anne D. McCallion, CFO

Date	March 8, 2016